Exhibit 99.3





================================================================================




                      AMENDED AND RESTATED CREDIT AGREEMENT



                                      among



                       CAPRI CAPITAL LIMITED PARTNERSHIP,

                            CAPRI ACQUISITION, INC.,

                                       and



                                 CM INVESTOR LLC



                            Dated as of July 16, 2004




================================================================================

                      AMENDED AND RESTATED CREDIT AGREEMENT

                    (This Table of Contents is not a part of
                   this Amended and Restated Credit Agreement
                                 and is only for
                            convenience of reference)
                                TABLE OF CONTENTS


SECTION                                     HEADING                         PAGE


SECTION 1.      THE LOANS......................................................1
                Section 1.1     Term Loan......................................1
                Section 1.2     Note...........................................1
                Section 1.3     Interest.......................................2
                Section 1.4     Use of Proceeds................................2
                Section 1.5     Intentionally omitted..........................2
                Section 1.6     Intentionally omitted..........................3

SECTION 2.      INTENTIONALLY OMITTED..........................................3

SECTION 3.      FEES, PREPAYMENTS AND APPLICATIONS.............................3
                Section 3.1     Intentionally omitted..........................3
                Section 3.2     Intentionally omitted..........................3
                Section 3.3     Voluntary Prepayments..........................3
                Section 3.4     Place and Application of Payments..............3

SECTION 4.      COLLATERAL; GUARANTY...........................................4
                Section 4.1     Collateral.....................................4
                Section 4.2     Guaranty.......................................4
                Section 4.3     Further Assurances.............................4

SECTION 5.      DEFINITIONS; INTERPRETATION....................................4
                Section 5.1     Definitions....................................4
                Section 5.2     Interpretation.................................8

SECTION 6.      REPRESENTATIONS AND WARRANTIES OF BORROWERS....................8
                Section 6.1     Organization...................................8
                Section 6.2     Qualification..................................8
                Section 6.3     Subsidiaries...................................8
                Section 6.4     Authorization and Validity.....................9
                Section 6.5     Compliance with Laws and Contracts.............9
                Section 6.6     Margin Stock...................................9
                Section 6.7     Financial Reports..............................9
                Section 6.8     Good Title....................................10
                Section 6.9     Litigation....................................10
                Section 6.10    Approvals.....................................10

                Section 6.11    Compliance with Laws, Environmental Laws......10
                Section 6.12    Credit Documents..............................10
                Section 6.13    Other Agreements..............................11
                Section 6.14    ERISA; No Prohibited Transactions.............11
                Section 6.15    Affiliate Transactions........................11

SECTION 7.      COVENANTS OF THE BORROWERS....................................11
                Section 7.1     Preservation of Existence, Etc................11
                Section 7.2     Maintenance of Properties.....................11
                Section 7.3     Taxes and Assessments.........................12
                Section 7.4     Financial Reports.............................12
                Section 7.5     Inspection and Field Audit....................13
                Section 7.6     Liens.........................................13
                Section 7.7     Compliance with Laws..........................14
                Section 7.8     Notice of Event of Default....................14
                Section 7.9     Further Assurances............................15
                Section 7.10    Burdensome Contracts With Affiliates..........15
                Section 7.11    Credit Enhancement Agreement Covenants........15
                Section 7.12    Insurance.....................................15
                Section 7.13    Liquidity.....................................15

SECTION 8.      EVENTS OF DEFAULT.............................................15
                Section 8.1     Events of Default.............................15
                Section 8.2     Non-Bankruptcy Defaults.......................17
                Section 8.3     Bankruptcy Default............................17
                Section 8.4     Non-Exclusive.................................17
                Section 8.5     Expenses......................................17
                Section 8.6     Intentionally omitted.........................18
                Section 8.7     Intentionally omitted.........................18

SECTION 9.      INTENTIONALLY OMITTED.........................................18

SECTION 10.     GENERAL.......................................................18
                Section 10.1    No Waiver of Rights...........................18
                Section 10.2    Non-Business Day..............................18
                Section 10.3    Documentary Taxes.............................18
                Section 10.4    Survival of Representations...................18
                Section 10.5    Survival of Indemnities.......................18
                Section 10.6    Notices.......................................19
                Section 10.7    Counterparts..................................20
                Section 10.8    Successors and Assigns........................20
                Section 10.9    Intentionally omitted.........................20
                Section 10.10   Amendments....................................20
                Section 10.11   Legal Fees and Indemnification................20
                Section 10.12   Advertising...................................21
                Section 10.13   Intentionally omitted.........................21
                Section 10.14   Governing Law.................................21

                Section 10.15   Headings......................................21
                Section 10.16   Entire Agreement..............................21
                Section 10.17   Payments Free of Withholding..................21
                Section 10.18   Assignment Agreements.........................22
                Section 10.19   Intentionally omitted.........................23
                Section 10.20   Joint and Several Liability of Borrowers......23
                Section 10.21   Waiver of Jury Trial..........................24
                Section 10.22   Consent to Jurisdiction.......................24
                Section 10.23   Usury.........................................24
                Section 10.24   Severability..................................25

SIGNATURE       .............................................................S-1

EXHIBIT A - TERM NOTE........................................................A-1

                      AMENDED AND RESTATED CREDIT AGREEMENT

        AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 16, 2004 (this "Agreement"), among CAPRI CAPITAL LIMITED PARTNERSHIP, a Delaware limited partnership ("Capri"), CAPRI ACQUISITION, INC., an Illinois corporation ("CAI"; CAI and Capri are collectively referred to as the "Borrowers" and each as a "Borrower") and CHARTERMAC LENDER LLC, a Delaware limited liability company (the "Lender").

        WHEREAS, The Borrowers, Comerica Bank and Bank One, NA (successor-in-interest to American National Bank and Trust Company of Chicago) (the "Term Loan Lenders") entered into that certain Credit Agreement, dated as of November 19, 1999 (as amended by the First Amendment dated April 28, 2003 and the Second Amendment, dated January 29, 2004, the "Credit Agreement"), whereby the Borrowers have borrowed a term loan in the principal amount of $55,000,000 (the "Original Term Loan");

        WHEREAS, the parties wish to amend and restate the Credit Agreement to consolidate the Original Term Loan and additional advances of $29,000,000 and to modify the terms and conditions of the Credit Agreement as set forth herein;

        WHEREAS, simultaneously herewith the Lender has acquired the Original Term Loan from the Term Loan Lenders and has made an additional loan to the Borrowers in the principal amount of $17,000,000, to be used for the purposes set forth in Section 1.4(i), (iii) and (iv) herein; and, subject to the terms and conditions of this Agreement and the Transaction Agreement (as defined herein), the Lender has agreed to make a further advance to the Borrowers in the principal amount of $12,000,000, to be used for the purposes set forth in
Section 1.4(ii) herein; and

        WHEREAS, the Lender and the Borrowers wish to enter into an Amended and Restated Credit Agreement on the terms and conditions set forth therein.

        NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.     THE LOANS

        Section 1.1 Term Loan. The Lender has acquired by assignment the Original Term Loan and simultaneously herewith has advanced an additional $17,000,000, (the "Initial Advance"), and has agreed, subject to the terms and conditions set forth herein and in the Transaction Agreement, to make a further advance (the "CCA Purchase Advance") on the CCA Purchase Closing Date, which will result in a loan in the aggregate principal amount of $84,000,000 (the "Loan").

        Section 1.2 Note. The Lender's Loan is evidenced by a promissory note of the Borrowers in the form attached hereto as Exhibit A (the "Note", including any Note issued pursuant to Section 10.18 hereof) payable to the order of the Lender in the principal amount of $84,000,000. Advances on the Note shall be indicated on Schedule A to the Note. Without regard to the principal amount of the Note stated on its face, the actual principal amount at any time outstanding and owing by the Borrowers on account of the Note shall be the principal amount of the Loan made thereon less all payments of principal actually received by the Lender with respect to the Loan.

        Section 1.3 Interest.

                (a) Interest Rate. The Loan shall bear interest at the rate of eleven and one-half percent (11.5%) per annum compounded annually (the "Interest Rate").

                (b) Intentionally omitted.

                (c) Intentionally omitted.

                (d) Computation and Payment of Interest. All interest on the Loans shall be calculated on the basis of a 360 day year for the actual number of days elapsed and be based upon the balance of principal outstanding and unpaid from time to time. The Loan shall bear interest payable monthly, in arrears, on the last Business Day of each month (commencing July, 2004) and on the Maturity Date, at the Interest Rate and shall bear interest after the occurrence of an Event of Default or maturity (whether by acceleration or otherwise) at the Default Rate until paid in full.

                (e) Intentionally omitted.

                (f) Intentionally omitted.

                (g) Intentionally omitted.

        Section 1.4 Use of Proceeds. The proceeds of the Loan shall be used (i) in the amount of $14,500,000 to pay in full the Credit Enhancement Termination Fee; (ii) in the amount of $12,000,000, to be loaned by the Borrowers to CRC for payment of the CCA Purchase Price, (iii) in the amount of $450,000 to repay in full the outstanding indebtedness under the RFC Term Loan, (iv) in the amount of $1,000,000 for distributions or payments of bonuses to the Capri Principals, as determined by the Borrowers in their sole discretion, and (v) the balance of the proceeds of the Loan, to pay expenses and other liabilities as determined by the Borrowers in their sole discretion, provided, however, that none of such proceeds shall be paid to the Capri Principals.

               Section 1.5 Extension of Termination Date. The Borrowers shall have the right, exercisable twice, to extend the then current Maturity Date by an additional 90 days. The Borrowers may exercise such right only by (i) executing and delivering to the Lender at least 10 days but not more than 60 days prior to the then current Maturity Date, a written request for such extension (an "Extension Request") and (ii) paying to the Lender a fee in the amount equal to 0.5% of the then outstanding principal balance of the Loan ("Extension Fee"), and upon such delivery of an Extension Request and payment of Extension Fee to the Lender, the Maturity Date shall be extended for 90 days.

        Section 1.6 Intentionally omitted.

        Section 1.7 Intentionally omitted.

SECTION 2.     INTENTIONALLY OMITTED.

SECTION 3.     FEES, PREPAYMENTS AND APPLICATIONS.

        Section 3.1 Intentionally omitted.

        Section 3.2 Intentionally omitted

        Section 3.3 Voluntary Prepayments. The Borrowers shall have the privilege of prepaying the Loan in whole or in part (but, if in part, then (i) in an amount not less than $100,000 and (ii) if such a prepayment prepays the Loan in full, including accrued interest thereon to the date of prepayment. The Borrowers acknowledge and agree that the Loans have been funded in a single advance and are not revolving loans. Any amounts prepaid hereunder may not be reborrowed.

        Section 3.4 Place and Application of Payments. (a) All payments of principal, interest, fees and all other amounts payable hereunder shall be made to the Lender at Lender's office at 625 Madison Avenue, New York, NY 10022, (or such other location as the Lender may from time to time designate to the Borrowers) no later than 2:00 p.m. (New York time) on the date any such payment is due and payable. Any payments received after such time shall he deemed to have been received by the Lender on the next Business Day. All such payments shall be made in lawful money of the United States of America, in immediately available funds at the place of payment, without setoff or counterclaim and without reduction for, and free from, any and all present or future taxes, levies, imposts, duties, fees, charges, deductions, withholdings, restrictions or conditions of any nature imposed by any government or any political subdivision or taxing authority thereof.

                (b) Intentionally omitted.

                (c) Anything contained herein to the contrary notwithstanding, all payments and collections received in respect of the indebtedness evidenced by the Note including without limitation any amount received pursuant to the Collateral, by the Lender after the occurrence of an Event of Default shall be applied as follows:

                (i) first, to the payment of any outstanding reasonable costs and expenses incurred by the Lender in protecting, preserving or enforcing rights under this Agreement or the other Credit Documents and in any event including all costs and expenses of a character which the Borrowers have agreed to pay under Section 10.11 hereof;

                (ii) second, to the payment of any outstanding interest or other fees or amounts due under the Note or this Agreement other than for principal; and

                (iii) third, to the payment of the principal of the Notes.

SECTION 4.     COLLATERAL; GUARANTY.

        Section 4.1 Collateral. The payment and performance of the Obligations shall be secured pursuant to the Security Agreements by security interests in the Collateral.

        Section 4.2 Guaranty.

               The Lender shall be entitled to the benefit of the Guaranty of the Obligations pursuant to those certain Guarantees executed by Daryl J. Carter, Quintin E. Primo III, Brian C. Fargo, the General Partner and CRC, which Guarantees are secured by the Collateral described in the respective Security Agreements executed by such Guarantors.

        Section 4.3 Further Assurances. The Borrowers covenant and agree that they shall comply and shall cause each Subsidiary to comply, with all terms and conditions of each of the Collateral Documents and that they shall, at any time and from time to time as requested by the Lender, execute and deliver such further instruments and do such acts and things as the Lender may deem necessary or desirable to provide for or protect or perfect the Lien of the Lender in the Collateral.

SECTION 5.     DEFINITIONS; INTERPRETATION.

        Section 5.1 Definitions. The following terms when used herein shall have the following meanings:

        "Affiliate" of a Person means (a) any Person which, directly or indirectly, controls is controlled by or is under common control with such Person and (b) any member of a controlled group of corporations or a group of trades or businesses under common control with such Person and (c) any director or executive officer, partner or member of such Person. Control (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used herein, means the possession, directly or indirectly, of the power in any form to direct or cause the direction of the management and policies of the person in question.

        "Associates" means Capri Capital Associates, LLC, a Delaware limited liability company, formerly known as Capri Mortgage Associates, LLC.

        "Borrower" and "Borrowers" are defined in the introductory paragraph hereof.

        "Business Day" means any day other than a Saturday or Sunday on which banks are not authorized or required to close in New York, New York and Chicago, Illinois.

        "CAG" means Capital Associates Group, Inc., an Illinois corporation.

        "Capri Companies" means CAI, CCLP, CRC, Capri Holdings, Associates and Capri Finance and their subsidiaries, and "Capri Company" means CAI, CCLP, CRC, Capri Holdings, Associates, Capri Finance or their Subsidiaries, as the context may require.

        "Capri Finance" means Capri Capital Finance, LLC, a Delaware limited liability company.

        "Capri Parties" means the Capri Companies and the Capri Principals, or any of them, as the context may require.

        "Capri Principals" means Daryl J. Carter, Quintin E. Primo III and Brian
C. Fargo.

        "CCA" means Capri Capital Advisors LLC, a Delaware limited liability company.

        "CCA Minority Interest" means the 49% membership interest in CCA owned by CAG prior to the Closing Date.

        "CCA Purchase Advance" is defined in Section 1.1 hereof.

        "CCA Purchase Agreement" means the purchase agreement to be entered into by and between CRC, as purchaser, and CAG, as seller, pursuant to which CAG agrees to sell to CRC on the Closing Date the CCA Minority Interest, in form and substance satisfactory to Lender.

        "CCA Purchase Price" means the purchase price for the CCA Minority Interest payable pursuant to the CCA Purchase Agreement.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

        "Collateral" has the meaning ascribed thereto in the Transaction Agreement.

        "Collateral Documents" means the Security Agreements and all other mortgages, deeds of trust, security agreements, assignments, financing statements and other documents as shall from time to time secure the Obligations.

        "Credit Documents" means this Agreement, the Note, the Security Agreements, the other Collateral Documents, the Transaction Agreement, the Option Agreement and any other document or instrument executed in connection herewith or therewith.

        "Credit Enhancement Clawback Right" means the right granted by certain of the Capri Parties to the Credit Enhancers providing for payment to the Credit Enhancers of a portion of the proceeds if certain subsequent transactions involving the acquisition of Capri are entered into (but excluding such acquisitions by the party providing financing for the repayment of the Existing Term Loan and the payment of the Credit Enhancement Termination Fee).

        "Credit Enhancement Termination Fee" means the fee in the amount of $14,500,000 payable to the Credit Enhancers by the Borrowers in full satisfaction of all obligations of the Borrowers and their affiliates to the Credit Enhancers pursuant to the Credit Enhancement Documents, except for the Credit Enhancement Clawback Right.

        "Credit Enhancers" means GRS and PFRS.

        "CRC" means Capri Realty Capital, LLC, a Delaware limited liability company.

        "Default" means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default.

        "Default Rate" means for any day a rate of interest equal to the Interest Rate plus 2% per annum.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

        "Event of Default" means any event or condition described in Section 8.1 hereof.

        "Extension Fee" has the meaning ascribed thereto in Section 1.5.

        "Extension Request" has the meaning ascribed thereto in Section 1.5.

        "Finance" means Capri Capital Finance, LLC, formerly known as Capri Mortgage Capital, LLC.

        "GAAP" means generally accepted accounting principles in the United States as in effect from time to time, applied by Borrowers on a basis consistent with the most recent financial statements furnished to the Lender pursuant to Section 7.4 hereof.

        "General Partner" means CPC Realty Advisors, Inc.

        "GRS" means the Board of Trustees of the General Retirement System of the City of Detroit.

        "Holdings" means Capri Holdings, LLC, an Illinois limited liability company.

        "Interest Rate" means for any day a rate of interest equal to 11.5% per annum.

        "Initial Advance" is defined in Section 1.1 hereof.

        "Lender" is defined in the introductory paragraph hereof.

        "Lien" means any mortgage, deed of trust, lien, security interest, pledge, charge or encumbrance of any kind in respect of any Property, including the interests of a vendor or lessor under any conditional sale, capital lease or other title retention arrangement.

        "Loan" is defined in Section 1.1 hereof.

        "Maturity Date" means the earlier of (i) January 15, 2005 or (ii) the date of acceleration of the maturity of the Note pursuant to Section 8.2 or 8.3 hereof.

        "Net liquid Assets" means, as of any date, the aggregate amount of cash, marketable securities, certificates of deposit with maturities of less than one year and other cash equivalents of Capri (and any Subsidiaries whose assets are consolidated with Capri under GAAP), determined in accordance with GAAP, minus
(X) the outstanding aggregate liabilities of Capri (and any such consolidated Subsidiaries) which are secured by any of the foregoing, including arbitrage lines of credit and minus (Y) the aggregate amount of any liquidity deposits which Capri (or any of such consolidated Subsidiaries) is required to maintain with Fannie Mae.

        "Note" is defined in Section 1.2 hereof.

        "Obligations" means all obligations of the Borrowers (i) to pay principal and interest on the Loan, all fees and charges payable hereunder, (ii) all other payment obligations of the Borrowers arising under or in relation to any Credit Document, in each case whether existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired or (iii) under the Transaction Agreement and the other Transaction Documents (as defined therein).

        "Person" means an individual, partnership, limited partnership, limited liability company, corporation, association, trust, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof.

        "PFRS" means the Board of Trustees of the Policemen and Firemen Retirement System of Detroit.

        "Pledged Stock" means the original certificates evidencing all of the pledged stock, which stock is pledged to the Lender pursuant to the Security Agreements, together with the undated stock powers duly executed in blank in connection therewith.

        "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

        "RFC Term Loan" means that certain Term Loan and Security Agreement dated August 15, 2000, by and among Capri Finance and CCA, as borrowers, and Residential Funding Corporation, as lender.

        "Security   Agreements"  has  the  meaning   ascribed   thereto  in  the
Transaction Agreement.

        "Subsidiary" of a Person means any sole proprietorship, general or limited partnership, joint venture, limited liability company, corporation or other entity of which such Person owns, whether existing or hereafter acquired, directly or indirectly through one or more intermediaries, more than fifty percent (50%) of the outstanding securities or ownership interests of any class or classes ordinarily entitled, in the absence of contingencies, to elect a majority of the corporate directors or managers (or persons performing similar functions). "Subsidiaries" shall have the plural meaning of the preceding.

        "Transaction Agreement" means that certain Transaction Agreement dated the date hereof by and among the Borrowers and the Lender.

        Section 5.2 Interpretation. The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. All references to time of day herein are references to New York, New York time unless otherwise specifically provided. Capitalized terms not otherwise defined herein shall have the meaning, set forth in the other Credit Documents.

SECTION 6.     REPRESENTATIONS AND WARRANTIES OF BORROWERS.

        The Borrowers jointly and severally represent and warrant to the Lender as follows:

        Section 6.1 Organization. Capri is a valid and subsisting limited partnership duly organized and existing under the laws of the State of Delaware, and its partnership agreement constitutes the only instrument under which Capri is organized, is in full force and effect and has not been amended or modified in any respect except for such amendments and modifications thereto as have been heretofore furnished to the Lender. CAI is duly organized, validly existing and in good standing as a corporation under the laws of the State of Illinois. Each of the Borrowers has provided true, complete and correct copies of its organizational documents which has heretofore been delivered to the Lender.

        Section 6.2 Qualification. Each Borrower has full right and authority to enter into this Agreement and the other Credit Documents and to make the borrowings herein provided for, to issue the Note in evidence thereof, to grant the Liens described in the Collateral Documents and to perform each and all of the matters and things herein and therein provided for.

        Section 6.3  Subsidiaries.  Each  Subsidiary  of the  Borrowers  is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, as the case may be, has full and adequate power to own its Property, to grant the Liens described in the Collateral Documents and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying. Schedule 6.3 hereto identifies each Subsidiary, the jurisdiction of its incorporation or organization, as the case may be, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by each of the Borrowers and their Subsidiaries and, if such percentage is not 100% (excluding directors' qualifying shares as required by law), a description of each class of its authorized capital stock and other equity interests and the number of shares of each class issued and outstanding. All of the outstanding shares of capital stock and other equity interests of each Subsidiary are validly issued and outstanding and fully paid and nonassessable and all such shares and other equity interests indicated on Schedule 6.3 as owned by a Borrower or a Subsidiary are owned, beneficially and of record, by such Borrower or such Subsidiary free and clear of all Liens other than those Liens of the Term Loan Lenders under the Original Loan Agreement which are being assigned to Lender and the Liens under the Credit Enhancement Agreement which are being terminated and released simultaneously herewith. There are no outstanding commitments or other obligations of any Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of any Subsidiary.

        Section 6.4 Authorization and Validity. All approvals, authorizations or consents required by law for the execution and delivery by each Borrower of each of the Credit Documents have been obtained, the execution and delivery by each Borrower of each of the Credit Documents have been duly authorized by proper proceedings and each of the Credit Documents constitute valid and binding obligations of each Borrower, enforceable in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application relating to or affecting creditors' rights and general principles of equity.

        Section 6.5 Compliance with Laws and Contracts. Neither the execution and delivery by each Borrower of, nor the compliance of each Borrower with, the Credit Documents, nor the consummation of the transactions contemplated in the Credit Documents, will violate (a) any law, rule, regulation order, writ, judgment, injunction, decree or award binding on any Borrower, (b) the organizational documents of any Borrower, or (c) the provisions of any indenture, instrument or agreement to which any Borrower is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, other than as expressly permitted under this Agreement.

        Section 6.6 Margin Stock. Neither Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Loan hereunder will be used to purchase or carry any such margin stock or extend credit to others for the purpose of purchasing or carrying any such margin stock.

        Section 6.7 Financial Reports. The consolidated statement of financial condition of Capri and its Subsidiaries as at December 31, 2003 and the related consolidated balance sheet, income statement and statement of changes in financial condition of Capri and its Subsidiaries for the year then ended and accompanying notes thereto, and the unaudited interim consolidated balance sheet, income statement and statement of changes of financial condition of Capri and its Subsidiaries as of May 31, 2004 for the 5 months then ended, heretofore furnished to the Lender, fairly present the financial condition of Capri and its Subsidiaries as at said dates in accordance with GAAP. As of the date hereof, neither of the Borrowers nor any Subsidiary have contingent liabilities which are material to it other than as indicated on said financial statements. Since December 31, 2003, there have been no material adverse changes other than as set forth in Schedule 6.7 in the condition (financial or otherwise) of Capri or any Subsidiary nor any changes to Capri or any Subsidiary except those occurring in the ordinary course of business.

        Section 6.8 Good Title. The Borrowers and their Subsidiaries each have good and defensible title to their assets as reflected on the most recent balance sheet of the Borrowers and its Subsidiaries furnished to the Lender.

        Section 6.9 Litigation. There is no litigation or governmental proceeding pending, nor to the knowledge of any Borrower or any Subsidiary threatened, against any Borrower or any Subsidiary which (i) if adversely determined would result in any material adverse change in the financial condition or liabilities of Borrowers or any Subsidiary, (ii) in any manner draws into question the validity or enforceability of this Agreement, the Note or any other Credit Documents or any security interest created hereby or thereby or (iii) in any way contests the existence, organization or powers of any of Borrowers or any Subsidiary.

        Section 6.10 Approvals. No authorization, consent, license, exemption or filing or registration with any court or governmental department, agency or instrumentality, including for this purpose, Fannie Mae and Freddie Mac, or any approval or consent of any Person, is or will be necessary to the valid execution, delivery or performance by the Borrowers of this Agreement, the Note or the other Credit Documents.

        Section 6.11 Compliance with Laws, Environmental Laws. To the best of the Borrowers' knowledge, each Borrower is in compliance with the requirements of all federal state and local laws, rules and regulations, including for this purpose Fannie Mae and Freddie Mac, applicable to or pertaining to its business operations (including, without limitation, the Occupational Safety and Health Act of 1970, the Americans with Disabilities Act of 1990, and laws and regulations establishing quality criteria and standards for air, water, land and toxic or hazardous wastes and substances), non-compliance with which could have a material adverse effect on its financial condition, business or operations. No Borrower has received notice to the effect that its operations are not in compliance with any of the requirements of applicable federal, state or local environmental, health and safety statutes and regulations or are the subject of any governmental investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could have a material adverse effect on its financial condition, business or operations.

        Section 6.12 Credit Documents. Representations and warranties contained in the Credit Documents and contained in Schedule 7.11 with respect to the Borrowers and their Affiliates, and each of them, are true and correct in all material respects

        Section 6.13 Other Agreements. Neither of the Borrowers is in default under the terms of any covenant, indenture or agreement of or affecting such Borrower or any of its Properties, which default would have a material adverse effect on the financial condition, Properties, business, operations or liabilities of such Borrower.

        Section 6.14 ERISA; No Prohibited Transactions. The consummation of the transactions provided for in this Agreement and compliance by Borrowers with the provisions hereof and the Notes issued hereunder will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. The exercise by the Lender of its rights hereunder will not constitute a prohibited transaction (as defined above) with respect to either Borrower. The foregoing representation is made on the assumption that no portion of the funds used by the Lender to fund the Loans are subject to the "prohibited transaction" rules of ERISA.

        Section 6.15 Affiliate Transactions. Neither of the Borrowers nor any Subsidiary is a party to any contracts or agreements with any of its Affiliates on terms and conditions which are less favorable to such Borrower or such Subsidiary than would be usual and customary in similar contracts or agreements between Persons not affiliated with each other.

SECTION 7.     COVENANTS OF THE BORROWERS.

        The Borrowers covenant and agree with the Lender that they will do the following so long as any amounts remain outstanding under the Note or any other obligations remain unfulfilled under this Agreement, unless the Lender shall otherwise consent in writing.

        Section 7.1 Preservation of Existence, Etc. Each Borrower shall (i) preserve and maintain its existence as a limited partnership, or corporation, as the case may be, and shall take no action to alter, change or terminate its existence or status, (ii) comply in all material respects with its organizational documents, and (iii) comply in all material respects with the provisions of any indenture, instrument or agreement to which such Borrower is a party or is subject, or by which it, or its Properties, is bound, the violation of which would have a material and adverse effect on such Borrower's ability to perform its obligations under this Agreement or any other Credit Document.

        Section 7.2 Maintenance of Properties. Each Borrower shall maintain, preserve, and keep its property, plant and equipment in good repair, working order and condition (ordinary wear and tear excepted) and each Borrower will from time to time make or cause to be made all needful and proper repairs, renewals, replacements, additions and betterments thereto so that at all times the efficiency thereof shall be fully preserved and maintained.

        Section 7.3 Taxes and Assessments. Each Borrower will duly pay and discharge, and shall cause each Subsidiary to duly pay and discharge all taxes, rates, assessments, fees and governmental charges upon or against it or its property, before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves are provided therefor.

        Section 7.4 Financial Reports. Each Borrower will, and will cause each Subsidiary to, maintain a standard system of accounting and each Borrower will furnish to the Lender and their duly authorized representatives such information respecting the business and financial condition of such Borrower and its Subsidiaries as the Lender may reasonably request; and without any request, will furnish to the Lender:

                (a) as soon as available, and in any event within 45 days after the close of each calendar quarter of such Borrower, a quarterly financial statement for such calendar quarter and for the year to date prepared on a GAAP basis in the form then used by such Borrower certified by its General Partner or chief financial officer, as applicable, as being materially true and correct;

                (b) as soon as available, and in any event within 90 days after the close of each fiscal year a copy of such Borrower's consolidated balance sheet and income statement for such fiscal year. Each such annual report shall be prepared in accordance with GAAP, be audited by an independent certified public accountant reasonably satisfactory to the Lender, and be in a form reasonably satisfactory to the Lender;

                (c) promptly after knowledge thereof shall have come to the attention of any responsible officer of such Borrower (or General Partner, as applicable), written notice of any threatened or pending litigation or governmental proceeding against such Borrower which, if adversely determined, would materially adversely effect the financial condition, business or operations of such Borrower or of the occurrence of any Default or Event of Default;

                (d) promptly upon any transfer of any interest in such Borrower written notice of such transfer;

                (e) (i) within 45 days after the end of each calendar quarter a report showing the unpaid principal balance of loans closed and loans fully paid during the quarter, and (ii) on a quarterly basis (1) a report showing mortgage servicing rights held at the beginning of the quarter, those acquired and those disposed of during the quarter, amortization for the quarter and the ending balance; (2) a collateral report listing the unpaid principal balance of loans, and other property and assets of such Borrower, including, in the case of Capri, a statement of the Net Liquid Assets of Capri; (3) a report showing all outstanding loan balances being serviced by such Borrower and its Affiliates, classified by investor; and (4) a statement signed by the chief financial officer of such Borrower or General Partner, as applicable, that no default exists under any agreement between such Borrower or any of its Affiliates, on the one hand, and the Fannie Mae or HUD, on the other hand, regarding mortgage origination, mortgage warehousing and mortgage servicing activities for these respective entities.

                (f) Along with the statements provided in (b) above, each Borrower shall provide:

                        (i) a certificate signed by a chief financial officer of
                such Borrower or General Partner, as applicable, certifying that
                (A) the signing officer has conducted or supervised a review of such Borrower's and each Subsidiaries' mortgage origination, mortgage warehousing and mortgage servicing activities for the preceding year and such Borrower's and each Subsidiaries' obligations under this Agreement and (B) to the best of such officer's knowledge, no Default or Event of Default has occurred under such agreements or, the officer shall enumerate the defaults that have occurred and indicating the corrective action taken or to be taken; and

                        (ii) a  letter  or  letters  from  one or more  firms or
                independent, nationally recognized certified public accountants stating that such firm has (A) performed applicable tests with respect to the servicing rights portfolio in accordance with the compliance testing procedures as set forth in the then-current version of the guidelines or requirements of any government sponsored entity and (B) examined such operations in accordance with the requirements of the then-current Uniform Single Audit Program for Mortgage Bankers (or its replacement), and stating the conclusions resulting from such audits (to the extent that it is applicable).

        Section 7.5 Inspection and Field Audit. Each Borrower will permit the Lender and its duly authorized representatives and agents to visit and inspect any of the Properties, corporate books and financial records of such Borrower, to examine and make copies of the books of accounts and other financial records of such Borrower, and to discuss the affairs, finances and accounts of such Borrower with, and to be advised as to the same by, such Borrower's officers, independent public accountants, and actuaries (and by this provision such Borrower authorizes such accountants and actuaries to discuss with the Lender the finances and affairs of such Borrower) at such reasonable times and reasonable intervals as the Lender may designate.

        Section 7.6 Liens. No Borrower will, nor will any Borrower permit any Subsidiary to, create, incur or permit to exist any Lien of any kind on any kind of Property owned by such Borrower or any Subsidiary; provided, however, that this Section 7.6 shall not apply to, nor operate to prevent:

               (a) Liens arising by statute in connection with worker's compensation, unemployment insurance, old age benefits, social security obligations, taxes, assessments, statutory obligations or other similar charges, good faith cash deposits in connection with tenders, contracts or leases to which any Borrower or any Subsidiary is a party or other cash deposits required to be made in the ordinary course of business, provided in each case that the obligation is not for borrowed money and that the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves have been established therefor;

               (b) mechanics', workmen's, materialmen's, landlords', carriers', or other similar Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest;

               (c) the pledge of assets for the purpose of securing an appeal, stay or discharge in the course of any legal proceeding, provided that the aggregate amount of liabilities of Borrowers and their Subsidiaries secured by a pledge of assets permitted under this subsection, including interest and penalties thereof, if any, shall not be in excess of $100,000 at any one time outstanding;

               (d) Liens on property of the Borrowers or any of their Subsidiaries representing or incurred to finance, refinance or refund the purchase price of Property, provided that no such Lien shall extend to or cover other Property of any Borrower or Subsidiary other than the respective Property so acquired, and the principal amount of indebtedness secured by any such Lien shall at no time exceed the original purchase price of such Property;

               (e) Intentionally omitted.

               (f) Liens securing mortgage warehouse lines of credit obtained in the ordinary course of business.

               (g) Liens securing arbitrage lines of credit in the ordinary course of business.

        Section 7.7  Compliance  with Laws.  Each  Borrower will comply with all requirements of all federal, state and local laws, rules, regulations, ordinances and orders applicable to or pertaining to business operations of such Borrower, non-compliance with which could have a material adverse effect on the financial condition, business or operations of such Borrower or could result in a Lien upon any of its Property; provided, however, that such Borrower may contest the validity or application thereof and appeal or otherwise seek relief therefrom, and exercise any and all of the rights and remedies which it may have with regard thereto.

        Section 7.8 Notice of Event of Default. Each Borrower shall immediately give notice to the Lender of the occurrence of any Default or Event of Default.

        Section 7.9 Further Assurances. Each Borrower shall promptly execute and deliver, at any time and from time to time, at the expense of such Borrower, all further instruments and documents, and take all further action, that may be necessary or reasonably desirable as determined by the Lender, in order to perfect and protect any interest granted or purported to be granted hereby or by any Credit Document.

        Section 7.10 Burdensome Contracts With Affiliates. Each Borrower shall not, nor shall it permit any Subsidiary to, enter into any contract, agreement or business arrangement with any of its Affiliates on terms and conditions which are less favorable to such Borrower or such Subsidiary than would be usual and customary in similar contracts, agreements or business arrangements between Persons not affiliated with each other.

        Section 7.11 Credit Enhancement Agreement Covenants. Each Borrower agrees that it will, and that it will cause Holdings to, comply with, abide by, and be restricted by all the agreements, covenants, obligations and undertakings of such Borrower contained in Schedule 7.11 attached hereto.

        Section 7.12 Insurance. Each Borrower shall insure and keep insured, and shall cause each of its Subsidiaries to insure and keep insured, with good and responsible insurance companies, all insurable Property owned by it which is of a character usually insured by Persons similarly situated against loss or damage from such hazards and risks, and in such amounts, as are insured by Persons similarly situated; and each Borrower shall insure, and shall cause each of its Subsidiaries to insure, such other hazards and risks (including professional liability, employers' and public liability risks) with good and responsible insurance companies as and to the extent usually insured by Persons similarly situated and conducting similar businesses.

        Section 7.13 Liquidity. Capri shall not, at any time, permit its Net Liquid Assets to be less than $4,000,000.00.

SECTION 8.     EVENTS OF DEFAULT.

        Section 8.1 Events of Default. Any one or more of the following shall constitute an Event of Default hereunder:

               (a) default in the payment when due of all or any part of any Obligation payable by the Borrowers (or either of them) hereunder or under any other Credit Document (whether at the stated maturity thereof or at any other time provided for in this Agreement) after which the Lender shall provide prompt written notice to the Borrowers; or

               (b) default in the observance or performance of the covenants set forth in Section 7.1(i) hereof or the occurrence of an "Event of Default" listed in Section 3 of Schedule 7.11; or

               (c) default in the observance or performance of any other provision hereof which is not remedied within 30 days after written notice thereof to the Borrowers by the Lender; provided, however, that if such breach cannot be corrected within such period, it shall not constitute an Event of Default if the breach is correctable and if corrective action is instituted by or on behalf of the Borrowers within such period and diligently pursued until the breach is corrected but, in any event, such breach must be corrected within 60 days after the earlier of the notice from the Lender or the date any Borrower first had knowledge of such breach; or

               (d) any representation or warranty made by or on behalf of the Borrowers, or either of them, herein or in any statement or certificate furnished by it pursuant hereto, or in connection with the Loan made hereunder, proves untrue in any material respect as of the date of the issuance or making thereof; or

               (e) any material provision of this Agreement, or any other Credit Document shall cease to be valid and binding, or any Borrower shall contest any such provision, or any Borrower, or any agent or trustee on behalf of any Borrower shall deny that it has any or further liability under this Agreement (other than as a result of payment in full), or any other Credit Document; or

               (f) any Borrower shall (i) have entered involuntarily against it an order for relief under the Bankruptcy Code of 1978, as amended, and any such proceeding continues undismissed for a period of 60 days, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due or suspend payment of its obligations, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to, or acquiesce in, the appointment or a receiver, custodian, trustee, conservator, liquidator or similar official for it or any substantial part of its property, (v) institute any proceeding seeking to have entered against it an order for relief under the Bankruptcy Code of 1978, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, marshaling of assets, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) fail to contest in good faith any appointment or proceeding described in Section 8.1(g) hereof, or (vii) take any action in furtherance of any of the foregoing purposes; or

               (g) a custodian, receiver, trustee, conservator, liquidator or similar official shall be appointed for any Borrower or any substantial part of the Property of any Borrower, or a proceeding described in
        Section 8.1(f)(v) shall be instituted against any Borrower and such appointment continues undischarged or any such proceeding continues undismissed or unstayed for a period of 60 days; or

               (h) default shall occur in the payment when due of indebtedness for borrowed money issued, assumed, or guaranteed by any Borrower or under any indenture, agreement or other instrument under which the same may be issued in an aggregate principal amount for all such indebtedness for borrowed money in excess of $100,000, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity of any such indebtedness for borrowed money or any such indebtedness for borrowed money shall not be paid when due (whether by lapse of time, acceleration or otherwise); or

               (i) any judgment or judgments, writ or writs or warrant or warrants of attachment, or any similar process or processes in an aggregate amount in excess of $100,000 and not fully covered by insurance (subject to such deductibles as reasonably established by the Borrowers) shall be entered or filed against any Borrower or against any of their Property and remains unvacated, unbonded or unstayed for a period of 60 days; or

               (j) Intentionally omitted.

               (k) any transfer of any ownership interest in any Borrower without the prior written consent of the Lender.

        Section 8.2 Non-Bankruptcy Defaults. When any Event of Default other than those described in Sections 8.1(f) or (g) has occurred and is continuing, the Lender may by notice to the Borrowers declare the principal of and the accrued interest on the Note to be forthwith due and payable and thereupon the Note, including both principal and interest, shall be and become immediately due and payable together with all other amounts payable under this Agreement without further demand, presentment, protest or notice of any kind.

        Section 8.3 Bankruptcy Default. When any Event of Default described in subsections (f) or (g) of Section 8.1 hereof has occurred and is continuing, then the Notes and the aggregate principal amount of the Loan shall immediately become due and payable together with all other amounts payable under this Agreement or under any Credit Document without presentment, demand, protest or notice of any kind including, without limitation, the obligation to pay any amounts owing under Section 2.5 hereof based on a prepayment of the entire principal amount of the Loan on the date of such acceleration.

        Section 8.4 Non-Exclusive. The rights provided for herein are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided in the other Credit Documents or by law.

        Section 8.5 Expenses. The Borrowers agree to pay to the Lender all reasonable costs and expenses incurred or paid by the Lender, or any such holder, including reasonable attorneys' fees and court costs, in connection with any Default or Event of Default hereunder or in connection with the enforcement of any of the terms hereof or of the Note.

        Section 8.6 Intentionally omitted.

        Section 8.7 Intentionally omitted.

SECTION 9.     INTENTIONALLY OMITTED.

SECTION 10.    GENERAL.

        Section 10.1 No Waiver of Rights. No delay or failure on the part of the Lender or on the part of the holder of the Note in the exercise of any power or right shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise thereof preclude any other or further exercise of any other power or right, and the rights and remedies hereunder of the Lender and of the holder of the Note are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

        Section 10.2 Non-Business Day. If any payment of principal or interest on the Loan or of any fee hereunder, shall fall due on a day which is not a Business Day, interest at the rate the Loan bears for the period prior to maturity or at the rate such fee accrues shall continue to accrue from the stated due date thereof to and including the next succeeding Business Day, on which the same shall be payable.

        Section 10.3 Documentary Taxes. The Borrowers agree that they will pay any documentary, stamp or similar taxes payable in respect to this Agreement or the Note, including interest and penalties, in the event any such taxes are assessed irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

        Section 10.4 Survival of Representations. All representations and warranties made herein or in certificates given pursuant hereto shall survive the execution and delivery of this Agreement and of the Note, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder. Section 10.5 Survival of Indemnities. All indemnities shall survive the termination of this Agreement and the payment of the Loan and the Note; provided that the Lender shall not make a claim for such compensation later than five years after the repayment in full of the Loan.

        Section 10.6 Notices. Except as otherwise specified herein, all notices hereunder shall be in writing (including cable, telecopy or telex) and shall be given to the relevant party at its address, telecopier number or telex number set forth below, in the case of the Borrowers and the Lender, or such other address or telecopier number as such party may hereafter specify by notice to the other party, given by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices hereunder to the Borrowers shall be addressed to:

                             Capri Capital Limited Partnership
                             875 North Michigan Avenue
                             Suite 3430
                             Chicago, Illinois  60611
                             Attention: Quintin E. Primo III
                             Telecopy: (312) 573-5270

with a copy to:              Sonnenschein Nath & Rosenthal LLP
                             800 Sears Tower
                             233 South Wacker Drive
                             Chicago, Illinois  60606
                             Attention: Eric R. Decator, Esq.
                             Telecopy: (312) 876-7934

And if to Lender, to:         c/o CharterMac

                             625 Madison Avenue
                             New York, NY 10022
                             Attention: Mr. Stuart J. Boesky
                             Telecopy No.: (212) 751-3550

with a copy to:              Proskauer Rose LLP
                             1585 Broadway
                             New York, NY 10036
                             Attention: Steven Fishman, Esq.
                             Telecopy No.:  (212) 969-2900

and, in case of any
notice of default by
the Lender to Capri
or other Capri Parties,
with a copy to:              Fannie Mae
                             3900 Wisconsin Avenue, NW
                             Washington, D.C.  20016
                             Attention:  Mark B. Van Kirk

                             Telecopy No.:  (301) 280-2048


Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section 10.6 and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section; provided that any notice given pursuant to Section 1 hereof shall be effective only upon receipt.

        Section 10.7 Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties on different counterparts, each of which when executed shall he deemed an original but all such counterparts taken together shall constitute one and the same instrument.

        Section 10.8 Successors and Assigns. This Agreement shall be binding upon the Borrowers and their respective successors and assigns, and shall inure to the benefit of the Lender and, to the benefit of their respective successors and assigns (subject to Section 10.18), including any subsequent holders of the Note. The Borrowers may not assign any of their respective rights or obligations hereunder without the written consent of the Lender.

        Section 10.9 Intentionally omitted.

        Section 10.10 Amendments. Any provision of this Agreement or the other Credit Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrowers and Lender.

        Section 10.11 Legal Fees and Indemnification.

               (a) Borrowers agree to pay, or reimburse the Lender for payment of, on demand (i) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, recording or amendment of this Agreement and the other Credit Documents and the consummation of the transactions contemplated hereby, and any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes or fees, and (ii) in connection with any Default or Event of Default, all reasonable costs and expenses of the Lender (including reasonable fees and expenses of in-house and outside counsel and whether incurred through negotiations, legal proceedings or otherwise) in connection with the amendment, waiver or enforcement of this Agreement, or the Credit Documents or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement.

               (b)  Borrowers  agree to indemnify  and save the Lender  harmless from all loss, cost, damage, liability or expenses, including reasonable in-house and outside attorneys' fees and disbursements, incurred by the Lender by reason of an Event of Default (including in connection with any "workout" or restructuring regarding the Obligations hereunder, and including in any bankruptcy or insolvency proceeding or appellate proceeding), or enforcing the obligations of any Borrower under this Agreement or any of the other Credit Documents or in the prosecution or defense of any action or proceeding concerning any matter growing out of or in connection with this Agreement or any of the other Credit Documents, excluding, however, any loss, cost, damage, liability or expenses arising solely as a result of the gross negligence or willful misconduct of the party seeking to be indemnified.

               (c) The obligations of the Borrowers under this Section 10.11 shall survive the termination of this Agreement.

        Section 10.12 Advertising. Neither the Borrowers nor the Lender shall advertise the transactions contemplated by this Agreement or the other Credit Documents without the prior written consent of the other party. Borrowers may disclose to the Credit Enhancers, to the Term Loan Lenders, to CAG and to CALPERS the existence of this Agreement and the general structure of the transactions described herein, but not the identity of the Lender. Borrowers and Lender shall consult with each other on the desirability, timing and substance of any press release or public announcement, publicity statement, or other public disclosure relating to this Agreement or the other Credit Documents. The parties hereto each agree not to make any such public disclosures without the prior written consent of the other parties as to the content and timing of such disclosure; provided, however, that either party may make such disclosures as required to comply with applicable law, regulations or stock exchange requirements. The parties acknowledge that they have executed that certain Confidentiality Agreement, dated May 28, 2004 (the "Confidentiality Agreement"), and that they shall continue to be obligated by the terms and provisions of such Confidentiality Agreement notwithstanding the execution of this Agreement.

        Section 10.13 Intentionally omitted.

        Section 10.14 Governing Law. This Agreement and the Note, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the laws of the State of New York, without regard to conflicts of law doctrine.

        Section 10.15 Headings. Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement.

        Section 10.16 Entire Agreement. This Agreement and the other Credit Documents constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and any prior or contemporaneous agreements, whether written or oral, with respect thereto are superseded hereby.

        Section 10.17 Payments Free of Withholding.

         Except as otherwise required by law, each payment by any Borrower under this Agreement or the other Credit Documents shall be made without withholding for or on account of any present or future taxes (other than overall net income taxes on the recipient) imposed by or within the jurisdiction in which any Borrower is domiciled, any jurisdiction from which any Borrower makes any payment, or (in each case) any political subdivision or taxing authority thereof or therein. If any such withholding is so required, the Borrowers shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by the Lender free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that the Lender would have received had such withholding not been made. If the Lender pays any amount in respect of any such taxes, penalties or interest, the Borrowers shall reimburse the Lender for that payment on demand in the currency in which such payment was made. If any Borrower pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Lender on whose account such withholding, was made on or before the thirtieth day after payment.

        Section 10.18 Assignment Agreements.

               (a) The Lender shall have the right at any time to sell, assign, transfer or negotiate all or any part of its rights and obligations under the Credit Documents (including, without limitation, the indebtedness evidenced by the Note held by the assigning Lender, its obligation to make the Loan to one or more commercial banks or other financial institutions or investors, provided that, unless otherwise agreed to by the Lender, such assignment shall be of a fixed percentage (and not by its terms of varying percentage) of the Lender's rights and obligations under the Credit Documents; provided, however, that in order to make any such assignment (i) so long as no Event of Default then exists, the Borrowers' consent shall be required for any such assignment by the Lender, and (ii) (A) unless the assigning Lender is assigning all of its outstanding Loan, the assigning Lender shall retain at least $5,000,000 in outstanding Loan, (B) the assignee Lender shall have outstanding Loans of at least $5,000,000, (C) each such assignment shall be evidenced by a written agreement (substantially in the form attached hereto as Exhibit C or in such other form acceptable to the Lender) executed by Lender, such assignee Lender and, if required as provided above, the Borrowers, which agreement shall specify in each instance the portion of the Obligations which are to be assigned to the assignee Lender and the portion of the Loan of the assigning Lender to be assumed by the assignee Lender, and (D) the assigning Lender shall pay to the Lender a processing fee of $3,500 and any out-of-pocket attorneys' fees and expenses incurred by the Lender in connection with any such assignment agreement unless such assignment is made pursuant to Section 8.7 hereof. Any assignee satisfying the foregoing requirements shall become a Lender for all purposes hereunder to the extent of the rights and obligations under the Credit Documents it assumes and the assigning Lender shall be released from its obligations, and will have released its rights, under the Credit Documents to the extent of such assignment. The address for notices to such assignee Lender shall be as specified in the assignment agreement executed by it. The Borrowers authorize the Lender to disclose to any purchaser or prospective purchaser of an interest in the Loan owed to it under this Section any financial or other information pertaining to the Borrowers or any Affiliate or Subsidiary. Promptly upon the effectiveness of any such assignment agreement, the Borrowers shall execute and deliver replacement Notes to the assigning Lender and the assignee Lender after giving effect to the reduction occasioned by such assignment (all such Notes shall collectively constitute the "Note" for all purposes of this Agreement and the other Credit Documents), and the assigning Lender shall surrender to the Borrowers its old Note upon delivery of such replacement Notes. Notwithstanding the foregoing, nothing herein contained shall prevent (i) the Lender from assigning its rights in and to the Loan and the Credit Documents as collateral security to any party providing financing to the Lender and (ii) after an Event of Default, from any such secured party making further transfers or assignments of the Loan or any rights under the Credit Documents.

               (b) The Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement to secure its obligations, including any such pledge or grant to a Federal Reserve Bank, and this Section shall not apply to any such pledge or grant of a security interest; provided that no such pledge or grant of a security interest shall release the Lender from any of its obligations hereunder or substitute any such pledgee or secured party for the Lender as a party hereto; provided further, however, that the right of any such pledgee or grantee (other than any Federal Reserve Bank) to further transfer all or any portion of the rights pledged or granted to it, whether by means of foreclosure or otherwise, shall be at all times subject to the terms of this Agreement.

        Section 10.19 Intentionally omitted.

        Section 10.20 Joint and Several Liability of Borrowers. Each Borrower hereby acknowledges and agrees that it is jointly and severally liable for all of the Obligations regardless of, and each Borrower hereby waives any defense based upon:

               (a) any lack of validity, legality or enforceability of this Agreement or any other Credit Documents as to the other Borrower;

               (b) the failure or delay of the Lender to enforce any right or remedy against the other Borrower;

               (c) any reduction, limitation, impairment of termination of any Obligations with respect to the other Borrower for any reason, including recision in bankruptcy or any claim of waiver, release, surrender, alteration or compromise;

               (d) any addition, exchange, release, surrender or nonperfection of any collateral of the other Borrower; and

               (e) any other circumstance with respect to the other Borrower which might otherwise constitute a defense (other than the defense of payment in full of the Obligations) available to, or a legal or equitable discharge of, such other Borrower.

Each Borrower agrees that its joint and several liability hereunder shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must be restored by the Lender or any holder of any of the Notes, upon the insolvency, bankruptcy or reorganization of the other Borrower, as though such payment had not been made. The Borrowers represent and warrant that (i) the Borrowers are Affiliates under common management; (ii) the business operations of the Borrowers are interrelated; and (iii) the proceeds of the Loan will directly or indirectly benefit both Borrowers, regardless of which Borrower requests or receives part or all of such proceeds. The Borrowers agree that the Lender shall not have any duty or responsibility to provide any Borrower with any credit or other information concerning the other Borrower's affairs, financial condition or business.

        Section 10.21 Waiver of Jury Trial. EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT SUCH BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF THE AGENT OR ANY LENDER. EACH BORROWER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT AND EACH OTHER CREDIT DOCUMENT, AND THAT THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE OTHER CREDIT DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

        Section 10.22 Consent to Jurisdiction. EACH BORROWER ACKNOWLEDGES THAT THE LENDER'S PRINCIPAL OFFICE IS LOCATED IN NEW YORK, NEW YORK AND THAT THE AGENT MAY BE IRREPARABLY HARMED IF IT IS REQUIRED TO INSTITUTE OR DEFEND ANY ACTION IN ANY JURISDICTION OTHER THAN THE SOUTHERN DISTRICT OF NEW YORK OR NEW YORK COUNTY, NEW YORK. THEREFORE, EACH BORROWER IRREVOCABLY AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING BY SUCH BORROWER RELATING TO THIS AGREEMENT OR THE CREDIT DOCUMENTS SHALL BE BROUGHT ONLY IN THE CIRCUIT COURT OF NEW YORK COUNTY OR IN THE SOUTHERN DISTRICT OF NEW YORK. EACH BORROWER CONSENTS TO THE JURISDICTION OF EACH SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDINGS BY AGENT OR ANY LENDER AND WAIVES ANY OBJECTION WHICH SUCH BORROWER MAY HAVE TO THE LAYING OF VENUE IN ANY SUCH SUIT, ACTION OR PROCEEDING IN EITHER

SUCH COURT. EACH BORROWER AGREES TO JOIN THE AGENT IN ANY PETITION FOR REMOVAL TO EITHER SUCH COURT.

        Section 10.23 Usury. Each Borrower hereby represents and warrants that the loans hereunder are business loans made for business purposes. All agreements in the Note or any of the other Credit Documents are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement or acceleration of maturity, or otherwise, shall the amount paid or agreed to be paid under the Note or any of the other Credit Documents for the use, forbearance or detention of money exceed the highest lawful rate permitted under applicable usury laws. If, from any circumstance whatsoever, fulfillment of any provision of the Note or of any of the Credit Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction deems applicable to the indebtedness evidenced hereby, then, the obligation to be fulfilled shall be reduced to the limit of such validity and if, from any circumstance whatsoever, the Lender or any holder of a Note shall ever receive as interest an amount which would exceed the highest lawful rate, the receipt of such excess shall be credited against the principal amount of the indebtedness evidenced by the applicable Note to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall be rebated to Borrowers.

        Section 10.24 Severability. Invalidation of any one or more clauses in any provision, or any entire provision, of any of the Credit Documents by judgment, order or decree of state or federal court shall in no way affect any other clause or provision in any of the Credit Documents, all of which shall remain in full force and effect.

                               [SIGNATURES FOLLOW]

        IN WITNESS WHEREOF, the Lender and the Borrowers have caused this Agreement to be duly executed on the date first above written.

BORROWERS:

                                     CAPRI CAPITAL LIMITED PARTNERSHIP, a
                                     Delaware limited partnership

                                     By:  CPC Realty Advisors, Inc., an Illinois
                                          corporation, its General Partner



                                          By: /s/ Quintin E. Primo, III
                                            ---------------------------
                                          Name:  Quintin E. Primo, III
                                          Its: Co-Chairman




                                     CAPRI ACQUISITION, INC., an Illinois
                                     corporation



                                     By:/s/ Quintin E. Primo, III
                                        -------------------------
                                     Name: Quintin E. Primo, III
                                     Its: Co-Chairman





                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

Loan:  $84,000,000                            CM INVESTOR LLC
ADDRESS AND LENDING OFFICE:                   By:  Charter Mac Corporation, its
                                                   Sole Member

Attention:  Mr. Stuart J. Boesky
c/o CharterMac
625 Madison Avenue
New York, NY 10022                            By:/s/ Stuart J. Boesky
                                                ---------------------
Telecopy.  (212) 751-3550                     Name: Stuart J. Boesky
Telephone.  (212) 317-5700                    Its: Chief Executive Officer

                                    EXHIBIT A

                         AMENDED AND RESTATED TERM NOTE


                                                              New York, New York
$84,000,000                                                    ___________, 2004


        FOR VALUE RECEIVED, the undersigned, CAPRI CAPITAL LIMITED PARTNERSHIP and CAPRI ACQUISITION, INC. (collectively, the "Borrowers" and individually each a "Borrower") promise, jointly and severally, to pay to the order of CHARTERMAC LENDER LLC (the "Lender") at the offices of the Lender located at 625 Madison Avenue, New York, NY 10022, the principal sum of (i) Eighty-Four Million dollars ($84,000,000) or (ii) such lesser amount as may at the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Loans owing from either Borrower to the Lender, together with interest thereon at the rate, and payable in the manner and on the dates, specified in the hereinafter defined Credit Agreement.

        This Note evidences Loan made and to be made to the Borrowers by the Lender under that certain Amended and Restated Credit Agreement dated as of July 16, 2004, among the Borrowers and Lender (said Amended and Restated Credit
Agreement, as the same may from time to time be modified or amended, being referred to herein as the "Credit Agreement"), and the Borrowers promise, jointly and severally, to pay interest at the office described above on such Loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement. The Borrowers shall be the sole entities to draw upon the Loan and the obligations hereunder may not be assigned without the written consent of the Lender. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

        The Loan made under the Credit Agreement against this Note, any repayment of principal hereon and the unpaid principal balance hereof shall be endorsed by the holder hereof on a schedule to this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on a schedule hereof prior to any negotiation hereof). The Borrowers agree that in any action or proceeding instituted to collect or enforce collection of this Note, the entries endorsed on a schedule to this Note or recorded on the books and records of the holder hereof shall be prima facie evidence of the unpaid principal balance of this Note.

        This Note is issued by the Borrowers under the terms and provisions of the Credit Agreement and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement.

        This Note shall be construed in accordance with, and governed by, the internal laws of the State of New York without regard to principles of conflicts of laws. This Note is subject to an acceleration provision in the Credit Agreement. The Borrowers jointly and severally promise to pay all costs and expenses (including attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Borrowers hereby waive presentment for payment and demand.



                      CAPRI CAPITAL LIMITED PARTNERSHIP, a Delaware limited partnership

                      By: CPC Realty Advisors, Inc., an Illinois corporation Its Managing General Partner



                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Its:
                                ------------------------------------------------




                      CAPRI ACQUISITION, INC., an Illinois corporation



                      By:
                         -------------------------------------------------------
                      Name:
                           -----------------------------------------------------
                      Its:
                          ------------------------------------------------------

                                   Schedule A

Date of Advance                                                           Outstanding Principal
 or Repayment             Amount of Advance       Amount of Repayment            Amount
------------------------- ----------------------- ----------------------- ----------------------
                          $                       $                       $
------------------------- ----------------------- ----------------------- ----------------------
                          $                       $                       $
------------------------- ----------------------- ----------------------- ----------------------
                          $                       $                       $
------------------------- ----------------------- ----------------------- ----------------------
                          $                       $                       $
------------------------- ----------------------- ----------------------- ----------------------
                          $                       $                       $
------------------------- ----------------------- ----------------------- ----------------------
                          $                       $                       $
------------------------- ----------------------- ----------------------- ----------------------


                                  SCHEDULE 6.3

                                  SUBSIDIARIES


                             JURISDICTION OF
          NAME                 ORGANIZATION        PERCENTAGE OWNERSHIP           OWNER
------------------------- ----------------------- ----------------------- ----------------------
Capri Holdings, LLC              Illinois                  100%           Capri Capital Limited
                                                                          Partnership

Capri Capital                    Delaware                  100%           Capri Holdings, LLC
Associates, LLC

Capri Capital Finance,           Delaware                  100%           Capri Holdings, LLC
LLC

Capri Capital                    Illinois                  100%           Capri Capital Limited
Management, LLC                                                           Partnership

Capri Capital Advisors           Delaware                  51%            Capri Capital Limited
LLC                                                                       Partnership


                                  SCHEDULE 7.11
                                  -------------
Defined                                                                    Terms
--------------------------------------------------------------------------------

The following terms when used in this Schedule 7.11 shall have the following meanings:

        "Agreement" means that certain Amended and Restated Credit Agreement, dated as of July 16, 2004, by and among CLLP, CAI and CM Investor LLC, of which this Schedule 7.11 is a part.

        "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C. ss. 101, et seq.), as amended from time to time, and any successor statute.

        "Benefit Plan" means a defined benefit plan as defined in Section 3(5) of ERISA (other than a Multiemployer Plan) in respect of which any Company or any Affiliate thereof is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

        "Book Value" means, at any date, the amount which would be set forth opposite the caption "total shareholders' equity", "total partners' equity", "total members' equity" (or any like caption) on the consolidated balance sheet of the Companies at such date, determined in conformity with GAAP.

        "Companies" means CAI, Capri, CHI and their Subsidiaries and "Company" means CAI, Capri, CHI or their Subsidiaries, as the context may require.

        "CPC Realty" means CPC Realty Advisors, Inc., an Illinois corporation, the managing general partner of Capri.

        "Debt" means all liabilities, obligations and indebtedness of the Companies, on a consolidated basis, to any Person of any kind or nature, now or hereafter owing, arising, due from or payable by the Companies, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, and including, without in any way limiting the generality of the foregoing: (1) the Companies' liabilities and obligations, on a consolidated basis, to trade creditors; (ii) all of the Companies' obligations, on a consolidated basis, for borrowed money; (iii) all obligations and liabilities of any Person secured by any Lien on the Companies' property, on a consolidated basis, even though the Companies shall not have assumed or become liable for the payment thereof; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the value of such property as shown on the Financial Statements; (iv) all obligations and liabilities under Guaranties of the Companies; and (v) deferred taxes. Debt shall exclude the outstanding balances under any secured warehouse line of credit utilized by Capri or any Subsidiary and the outstanding balances under any secured tax and interest investment arbitrage line of credit to the extent of the fair value of the assets pledged as collateral for such secured arbitrage lines of credit or the related outstanding balances, whichever is less.

        "Distribution" means, in respect of any corporation, general or limited partnership or limited liability company, joint venture, or any other entity:
(a) the payment or making of any
dividend or other distribution of property in respect of capital stock of such corporation, other than distributions in capital stock (or any options or warrants for such stock) of the same class; (b) the payment or making of any dividend, profit, retained earning or other distribution of property in respect of an ownership interest of such general or limited partnership, limited liability company, joint venture or any other entity; (c) the redemption or other acquisition of any capital stock (or any options or warrants for such stock) of such corporation or ownership interest of any general or limited partnership, limited liability company, joint venture of such general or limited partnership, limited liability company, joint venture or any other entity or any other entity; (d) payments or distributions in respect of capital stock or ownership interest that are not pro-rata within a class or series; or (e) any distribution of profits or surplus to any Person with an ownership interest of such general or limited partnership, limited liability company, joint venture or any other entity.

        "Earnings" means net income before interest, income taxes, depreciation, amortization and extraordinary items, determined in conformity with GAAP.

        "Employment Agreements" means the Executive Management and Noncompetition Agreements dated June 16, 1998 and executed by Capri and Daryl J Carter, Brian C. Fargo and Quinton E. Primo III, respectively, as amended by the Carter Amendment, Fargo Amendment and Primo Amendment, as such terms are defined in the Transaction Agreement.

        "FHA" means the Federal Housing Administration or its successors.

        "FHLMC" means the Federal Home Loan Mortgage Corporation or its successors.

        "Financial Statements" means any balance sheet as of a specified date and related statements of income, cash flows and changes in stockholders equity, partnership interests, membership interests or any ownership interest for the period then ended, prepared in accordance with GAAP consistently applied, subject in the case of unaudited financial statements to normal year-end audit adjustments.

        "Fiscal Year" means the Companies' fiscal year for financial accounting purposes each of which ends on December 31. The 2004 Fiscal Year of the Companies will end on December 31, 2004.

        "FNMA"  means  the  Federal   National   Mortgage   Association  or  its
successors.

        "GAAP" means at any particular time generally accepted accounting principles as in effect at such time, consistently applied.

        "GNMA" means the Government National Mortgage Association or its successors.

        "Indemnitees" has the meaning set forth in Section 4.1 of this Schedule 7.11.

        "IRS" means the Internal Revenue Service or any successor agency.

        "Licenses" has the meaning set forth in Section 1.14 of this Schedule 7.11.

        "Material   Adverse   Change"  with  respect  to  any  Company  means  a
substantial adverse change in its property, business, operations or condition (financial or otherwise).

        "Mortgage Companies" means any mortgage company, mortgage banking company or related subsidiary.

        "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Companies or any Affiliate contribute, is required to contribute, or has contributed within the immediately preceding six
(6) years.

        "Origination Loan" means a mortgage loan properly secured by a perfected first lien on real estate with a constructed commercial or multi-family dwelling and that otherwise conforms to the requirements for sale to FNMA or its successors, FHLMC or its successors or HUD or GNMA or its successors.

        "Permitted Liens"  means:

                (a) Liens for taxes not yet payable or statutory Liens for taxes in any amount not to exceed $100,000, provided that the payment of such taxes which are due and payable is being contested in good faith and by proper proceedings diligently pursued, and that reserves or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

                (b) Liens in favor of the Lender;

                (c) Liens upon Equipment granted in connection with the acquisition of such equipment by any Company after the date hereof provided that (i) the Debt incurred to finance each such acquisition is permitted by Section 2.6, and (ii) each such Lien attaches only to the equipment acquired with the Debt secured thereby;

                (d) Deposits under workmen's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                (e) Liens which arise by operation of law in the ordinary course of business under Article 2 of the Uniform Commercial Code in favor of unpaid sellers of goods or prepaying buyers of goods, or liens on items of any accompanying documents or proceeds arising by operation of law in the ordinary course of business under Article 4 of the Uniform Commercial Code in favor of a collecting bank including pre-existing mortgage warehouse facilities and pre-existing purchase money security interests;

                (f) Liens arising by statute securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, for sums not yet due or being contested in good faith;

                (g) Reservations, exceptions, encroachments, easements, rights-of-way, covenants running with the land, and other similar title exceptions or encumbrances affecting any real estate owned or leased by the Companies; provided that they do not in the aggregate materially detract from the value of real estate or materially interfere with their use in the ordinary conduct of a Company's business; and

                (h) Liens permitted pursuant to Section 7.6 of the Agreement.

        "Plan" means any employee pension benefit plan as defined in Section 3(2) of ERISA in respect of which any Company or any Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

        "Public Authority" means the government of any country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or any department, agency, public corporation or other instrumentality of any of the foregoing, or any government-sponsored enterprise, such as FHLMC, FNMA or GNMA, if any.

        "Reportable Event" has the meaning ascribed to that term in Section 4043 of ERISA or the regulations promulgated thereunder.

        "Routine Expenses" means the costs (including but not limited to professional fees and expenses) incurred by the Lender to monitor the Companies' compliance with the Agreement, or the status of the Servicing Rights Portfolio, or acquisition of Mortgage Companies or mortgage servicing portfolio, in the absence of an Event of Default.

        "Semi-Annual Budget Plans" has the meaning set forth in Section 2.28(f) of this Schedule 7.11.

        "Servicing Loan" means an Origination Loan that is owned by a Person other than a Company or one of its direct or indirect Affiliates.

        "Servicing Rights Portfolio" means all mortgage servicing rights of the Companies or their Affiliates in existence from time to time. The Servicing Rights Portfolio existing as of June 30, 2004 is set forth in the attached Schedule A.

        "Termination Event" means: (a) a Reportable Event with respect to a Benefit Plan or a Multiemployer Plan; or (b) the withdrawal of any Company or any Affiliate thereof from a Benefit Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; or (c) providing to affected parties a notice of intent to terminate a Benefit Plan or the treatment of a Benefit Plan amendment as a termination under Section 4041 of ERISA which would subject any Company to any material liability; or (d) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan; or (e) the partial or complete withdrawal of any Company or any Affiliate thereof from a Multiemployer Plan which gives rise to any withdrawal liability pursuant to Title IV of ERISA; or (f) the partial or complete withdrawal from or termination of a Welfare Plan by any Company or any Affiliate which gives rise to any material liability.

        "Transaction Agreement" means that certain Transaction Agreement dated the date hereof by and among the Borrowers and the Lender.

        "VA" means the Veterans Administration or its successors.

        "Welfare  Plan" means any  employee  welfare  benefit plan as defined in
Section 3(1) of ERISA which the Companies or any Affiliate sponsors or to which the Companies or any Affiliate has an obligation to contribute, and as to which the contributing employer may, under the terms of the plan or any related agreement, have any continuing obligation to the plan or its participants and beneficiaries after termination of the contributing employer's sponsorship of or obligation to contribute to the plan.

                                   SECTION 1.

             GENERAL WARRANTIES AND REPRESENTATIONS OF THE COMPANIES
             -------------------------------------------------------

        Capri, CHI and CAI, jointly and severally, warrant and represent to the Lender as follows:

        Section 1.1 Organization and Qualification. Each Company is duly organized and validly existing in good standing under the laws of either the States of Delaware or Illinois and has all requisite power and authority to conduct its respective business and to own its respective properties. Each Company is duly qualified and in good standing to conduct business in each of the jurisdictions set forth in Schedule 1.1 hereto, and there are no jurisdictions in which any Company is not qualified where the failure to be so qualified could have a material adverse affect on the business, properties or affairs of such Company. Each Company has all corporate power to own its properties and conduct its business in the manner presently conducted and as contemplated by this Agreement.

        Section 1.2 Subsidiaries and Affiliates. Schedule 1.2 is a correct and complete list of the name and relationship to each Company of each and all of its Subsidiaries and other Affiliates.

        Section 1.3 Financial Statements and Projections. Capri has delivered to the Lender the audited consolidated balance sheet and related statements of income, retained earnings, cash flows and changes in partnership equity for Capri as of December 31, 2003, and for the Fiscal Year then ended, accompanied by the report thereon of the Companies' independent certified public accountants, which accountants are acceptable to the Lender. Capri has also delivered to the Lender its unaudited consolidated balance sheet as of May 31, 2004 (the "Balance Sheet") and related statement of income for the five (5) months then ended. All such Financial Statements have been prepared in accordance with GAAP. The Balance Sheet and the statement of income for the five
(5) months ended May 31, 2004, have been prepared in accordance with GAAP except that they are not accompanied by the statements of cash flow and changes in shareholders equity and do not include footnote disclosures required by GAAP. The Financial Statements, the Balance Sheet and the statement of income for the five (5) months ended May 31, 2004, present accurately and fairly the Companies' financial position as of the dates thereof and their results of operations for the periods then ended, subject in the case of unaudited financial statements to normal year-end audit adjustments. The Balance Sheet does not fail to reflect any liability or obligation of the Companies and their Affiliates other than (a) those incurred in the ordinary course of business subsequent to the Balance Sheet date, which in the aggregate do not materially adversely affect the financial condition of such entities individually or on a consolidated basis or (b) those not required to be reflected thereon under GAAP. There is no agreement, commitment or understanding of any Company to incur any debt, make any guaranty or incur a contingent liability subsequent to the date of the Balance Sheet other than in the ordinary course of business.

        Section 1.4 Capitalization. CAI's ownership interest consists of three shareholders: Daryl J. Carter (45%); Quintin E. Primo III (45%) and Brian C. Fargo (10%). CPC Realty's ownership interest consists of three shareholders:
Daryl J. Carter (45%); Quintin E. Primo III (45%) and Brian C. Fargo (10%). Capri's ownership interest consists of three partners: CRC (89%); CAI, a limited partner (10%); and CPC Realty, the managing general partner (1%). CHI has one
(1) member: Capri. CAI's authorized capital stock consists of 1,000 shares of common stock of which 100 shares have been issued. CPC Realty's authorized capital stock consists of 1,000 shares of common stock of which 200 shares have been issued. There are no options, warrants or rights to acquire any equity interests of any Company or its Affiliate, except as set forth in Schedule 1.4.

        Section 1.5 Distributions. Since January 1, 2004, no Distribution has been declared, paid, or made by any Company or its Affiliates except distributions in accordance with Sections 2.18(h) and 2.21 of this Schedule 7.11.

        Section 1.6 Title to Property. Each Company and each of its Affiliates has good and merchantable title to all of its property (including, without limitation, the assets reflected on the Balance Sheet delivered to the Lender, except as disposed of in the ordinary course of business since the date thereof), free of all Liens except Permitted Liens.

        Section 1.7 Real Property; Leases and Subleases. Schedule 1.7 sets forth a correct and complete list of all real property owned by each Company, all leases and subleases of real or personal property by each Company as lessee or sublessee, and all leases and subleases of real or personal property by each Company as lessor or sublessor. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default in any material respect exists by any party to any such lease or sublease.

        Section 1.8 Litigation. Except as set forth in Schedule 1.8, there is no pending or (to the best of the Companies' knowledge) threatened action, suit, proceeding, or counterclaim or any reasonable basis therefor by any Person whether or not purportedly on behalf of any of the Companies, or investigation by any Public Authority, to which any of the Companies or their Affiliates is or may be named a party or to which their property may be subject and in which an unfavorable outcome, ruling or finding may result in a Material Adverse Change with respect to any Company and none of the Companies has knowledge of any unasserted claim which may materially and adversely affect the Lender's rights under this Agreement or any agreement contemplated herein or the ability of any Company to perform its obligations hereunder or result in a Material Adverse Change with respect to any Company.

        Section 1.9 Restrictive Agreements. No Company is a party to any contract or agreement, or subject to any charter or other corporate restriction or order, ruling or decree of a Public Authority which impairs its ability to conduct business as presently conducted or as planned to be conducted, which affects its ability to execute and deliver this Agreement or which materially and adversely affects or, insofar as it can reasonably foresee, could in any respect materially and adversely affect the Lender's rights under this Agreement, or which could otherwise result in a Material Adverse Change with respect to any Company.

        Section 1.10 Labor Disputes. With respect to each Company, (a) there is no collective bargaining agreement or other labor contract covering its employees, (b) to the best of its knowledge, no union or other labor organization is seeking to organize, or to be recognized as a collective bargaining unit of its employees, or for any similar purpose, and (c) there is no pending or (to the best of its knowledge) threatened strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting it, or any of its employees.

        Section 1.11 No Default. No Company nor any Affiliate thereof is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which it is a party or by which it is bound, which default would materially and adversely affect the Lender's rights under this Agreement or result in a Material Adverse Change with respect to any Company.

        Section 1.12 ERISA.

                (a) No Company maintains or contributes to any Plan other than those listed in Schedule 1.12.

                (b) No Multiemployer Plan has been terminated or partially terminated or is insolvent or in reorganization, nor have any proceedings been instituted to terminate or reorganize any Multiemployer Plan.

                (c) No Company nor any Affiliate has taken or failed to take any action which could constitute or result in a Termination Event.

                (d) No Company nor any Affiliate has incurred any liability to the PBGC other than for required insurance premiums which have been paid when due.

                (e) No Benefit Plan has an "accumulated funding deficiency" (whether or not waived) as defined in Section 302 of ERISA or in Section 412 of the Code.

                (f) Each Plan is in substantial compliance with ERISA, and no Company nor any Affiliate has received any notice asserting that a Plan is not in compliance with ERISA.

                (g) Each Plan which is intended to be a qualified Plan has been determined by the IRS to be qualified under Section 401(a) of the Code as currently in effect and each trust related to such Plan has been determined to be exempt from federal income tax under Section 501(a) of the Code.

                (h) Except as provided in Schedule 1.12, no Company nor any Affiliate maintains or contributes to any employer Welfare Plan within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as required by
        Section 601 of ERISA.

                (i) No Company nor any Affiliate, nor any other "party-in-interest" or "disqualified Person" has engaged in a "prohibited transaction," as such terms are defined in Section 4975 of the Code and Section 406 of ERISA, in connection with any Plan which would subject a party-in-interest or disqualified Person (after giving effect to any exemption) to the tax on prohibited transactions imposed by Section 4975 of the Code or any other liability.

                (j) No Company nor any Affiliate has failed to comply with the health care continuation coverage requirement of Sections 601-608 of ERISA in respect of their employees and former employees and their dependents and beneficiaries which alone or in the aggregate would subject any Company to any material liability.

                (k) No Company nor any Affiliate has (i) failed to make a required contribution or payment to a Multiemployer Plan; (ii) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan; or (iii) incurred a decline in contribution base units with respect to a Multiemployer Plan which, if continued at current levels, would cause a partial withdrawal under Section 4205 of ERISA.

                (l) Schedule 1.12 lists each Welfare Plan, Benefit Plan, and Multiemployer Plan (and the amount of potential liability attributable to the Companies or any Affiliate) which each Company or any Affiliate sponsors or to which any Company or any Affiliate has an obligation to contribute, with respect to which any Company or any Affiliate would incur a material liability if it were to withdraw from such plan, terminate such plan, or terminate its obligation to contribute to such plan. For purposes of this subparagraph 1.12(l), materiality is defined as a potential liability in excess of $25,000.

        Section 1.13 Taxes. Except as set forth in Schedule 1.13, each Company has filed, within the time prescribed by law, all tax returns and other reports which it was required by law to file with the Internal Revenue Service, State of Illinois and other Public Authorities on or prior to the date hereof and has paid or made adequate provision for, on the Financial Statements as of June 30, 2004, all tax assessments, fees, and other governmental charges, and penalties and interest, if any , against it or its property, income, or franchise, that are due and payable or claimed to be due and payable. No Company knows of any other tax returns or reports required to be filed or of any unpaid assessment for any fiscal period.

        Section 1.14 Licensing. Except as set forth in Schedule 1.14, each Company and its Affiliates has obtained all necessary and appropriate approvals, rights, licenses, registrations, permits, franchises, authorizations, and other similar authority (collectively "Licenses") of FNMA, FHLMC, FHA, GNMA, VA and other applicable agencies and Public Authority to conduct its business as presently conducted and as planned to be conducted, including its mortgage origination and mortgage servicing activities. Each of the Licenses listed in Schedule

1.14 hereto constitute all of the authorizations required by any Public Authority or government-sponsored enterprise for the conduct of business as presently conducted and as planned to be conducted by the Companies and their Affiliates and all such Licenses have been validly issued and are in full force and effect. To the best of the knowledge and belief of the Companies and their Affiliates, after due investigation:

                (a) no event has occurred which permits, or after notice or lapse of time, or both, would permit, revocation or termination of any such Licenses, or which materially adversely affects, or in the future may (so far as any of the Companies and their Affiliates can now reasonably foresee) materially and adversely affect, the rights thereunder;

                (b) no proceedings are pending or threatened by or before any Public Authority or any court of competent jurisdiction issuing any of the Licenses pursuant to which any of the Companies and their Affiliates has or is given the right to operate or conduct its business or any part thereof, which could materially and adversely affect any Licenses;

                (c) the Companies and their Affiliates have no reason to believe that any of said Licenses will not be renewed by the issuing authority in the ordinary course at or prior to the respective termination dates thereof;

                (d) none of the Companies or their Affiliates is in default in any material respect under any of such Licenses or other similar authority; and

                (e) the Companies and their Affiliates possess all patents, patent rights, trademarks, trademark rights, trade names, trade name rights and copyrights necessary to conduct business as now being conducted and as planned to be conducted without infringement upon any valid rights of others and the lack of which could materially and adversely affect the operations or condition, financial or otherwise, of the Companies and their Affiliates, and the Companies and their Affiliates have not received any notice of infringement upon or conflict with the asserted rights of others.

        Section 1.15 Disclosure Neither this Agreement (including the exhibits hereto) nor any document or statement furnished to the Lender or their representatives by or on behalf of the Companies hereunder contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading. No fact exists, relating to any of the Companies, or any of their Affiliates, their businesses or their operations, which materially adversely affects or which any such entity can foresee will materially adversely affect the business or properties of any such entity or the ability of such entity to perform hereunder exists which has not been disclosed to the Lender or their representatives.

                                   SECTION 2.

                       AFFIRMATIVE AND NEGATIVE COVENANTS
                       ----------------------------------

        Unless the Lender shall otherwise provide prior written consent, CAI, Capri and CHI, jointly and severally, covenant that, until the Loan is repaid in full:

        Section 2.1 Taxes and Other Obligations. Each Company and each of its Affiliates shall (a) file when due all tax returns and other reports which such Company or Affiliate is required to file, (b) pay, or provide for the payment, when due, of all taxes, fees, assessments and other governmental charges against such Company or its Affiliates, or upon their property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to the Lender, upon request, satisfactory evidence of their timely compliance with the foregoing, and (c) pay when due all claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, and all other indebtedness owed by them and perform and discharge in a timely manner all other obligations undertaken by them; provided, however, that such Company or Affiliate need not pay any tax, fee, assessment, governmental charge, or Debt, or discharge any other obligation, that any of them is contesting in good faith by appropriate proceedings diligently pursued, and for which adequate reserves are maintained in accordance with GAAP, so long as no Lien, other than a Permitted Lien, results from such non-payment.

        Section 2.2 Existence and Good Standing. Each Company and each of its Affiliates shall maintain their corporate, limited partnership, or limited liability company existence, as applicable, and their qualification and good standing in all states necessary to conduct their business and own their property, and shall obtain and maintain all licenses, permits, franchises and governmental authorizations necessary to conduct their business and own their property. Additionally, CAI shall maintain its S-Corporation status at all times during the term of this Agreement. Without limiting the foregoing, at all times during the term of this Agreement and/or any Credit Enhancement issued hereunder, each Company and each of its Affiliates shall obtain and maintain all Licenses and all approvals and authorizations of FMNA, FHLMC, FHA, GNMA, VA and other applicable Public Authorities or government-sponsored enterprises necessary and appropriate to the conduct of their mortgage origination, mortgage warehousing and mortgage servicing activities, ownership of their properties and conduct of their business, and will not take any act which could result in the loss or forfeiture thereof. The Companies shall provide the Lender with a schedule listing all such approvals, authorizations, licenses and qualifications and, upon request by the Lender, shall update such schedule as appropriate. Each Company and its Affiliates shall continue at all times to comply with all laws, ordinances, regulations and requirements of any Public Authority relating to their business, property and affairs.

        Section 2.3 Compliance With Laws and Agreements. Each Company and each of its Affiliates shall comply in all material respects with the terms and provisions of each Requirement of Law applicable to them and each contract, mortgage, lien, lease, indenture, order, instrument, agreement, or document to which they are a party or by which they are bound. Without limiting the foregoing, in addition to all other laws with which each Company and each of its Affiliates must comply, each Company's and its Affiliates' mortgage origination, mortgage warehousing, mortgage refinancing and mortgage servicing activities (and all documentation in connection therewith) shall comply with all applicable state and federal consumer credit, servicing, and usury laws, rules and regulations. Each Company and each of its Affiliates, at all times during the term of the Agreement and/or any Credit Enhancement issued hereunder, shall maintain and observe written policies and procedures reasonably acceptable to the Lender to comply and monitor compliance with all such laws, rules and regulations. Each Company shall provide the Lender with periodic reports (in form and substance reasonably acceptable to the

Lender) regarding such compliance and procedures. In addition, upon prior notice to the Companies, the Lender may retain at the Companies' expense (but subject to the limitations on Routine Expenses) consultants and legal counsel to review any Company's and/or its Affiliates' compliance with such laws, rules and regulations and to advise the Lender regarding such review.

        Section 2.4 Maintenance of Property. Each Company and each of its Affiliates shall maintain all of their property necessary and useful in their business in good operating condition and repair, ordinary wear and tear excepted.

        Section 2.5 ERISA Compliance.

                (a) For each Plan adopted by a Company or its Affiliate, and intended to be qualified under Section 401(a) of the Code, such Company or its Affiliate shall (i) use its best efforts to seek and receive a determination letter from the IRS that such Plan is so qualified, and
        (ii) from and after the adoption of any such Plan, use its best efforts to cause such Plan to continue to be qualified under Section 401(a) of the Code and to be administered in all material respects in accordance with the requirements of ERISA and Section 401 (a) of the Code, and
        (iii) not take or fail to take any action which would cause such Plan not to be qualified under Section 401(a) of the Code or not to be administered in all material respects in accordance with the requirements of ERISA and Section 401(a) of the Code.

                (b) No Company nor any Affiliate shall:

                        (a) Engage in any prohibited transaction for which an
                exemption is not available or has not been previously obtained from the Department of Labor in connection with which it could be subject to either a civil penalty assessed pursuant to
                Section 502(i) of ERISA or tax imposed by Section 4975 of the Code;

                        (b) Permit to exist any accumulated funding deficiency
                (whether or not waived) as defined in Section 301 of ERISA and
                Section 412 of the Code;

                        (c) Fail to timely pay to any Plan required
                contributions or installments due with respect to any waived funding deficiency;

                        (d) Fail to make any contribution or payment to any
                Multiemployer Plan which it may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

                        (e) Allow a Termination Event to occur;

                        (f) Fail to pay any required installment under Section
                412(m) of the Code or any other payment required under Section 412 of the Code on or before the due date for such installment or other payment; or

                        (g) Amend any Benefit Plan resulting in an increase in
                current liability for the plan year such that it is required to provide security to such Plan under Section 401(a)(29) of the Code.

        Section 2.6 Liens.

                (a) No Company or its Affiliate shall create, incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by any of them, except Permitted Liens.

                (b) Without limiting the generality of the foregoing subsection
        (a), no Company or its Affiliate shall create, incur, assume, or permit to exist any Lien on any of the Collateral except in favor of the Lender.

                (c) The Companies and their Affiliates shall preserve all security interests granted or assigned to the Lender in connection with this Agreement and the Transaction Agreement.

        Section 2.7 Subsidiaries. Capri, CHI and CAI shall disclose all transactions between any of them and their Subsidiaries or Affiliates to the Lender. No Company shall sell or transfer or permit the sale or transfer of any interest in any Subsidiary or Affiliate without the prior written consent of the Lender. CHI shall remain a wholly-owned Subsidiary of Capri. No equity securities or rights to acquire equity securities of CHI shall be granted to any Person. The member ownership interest of CHI or any other Subsidiary shall not be pledged or encumbered nor shall any interest therein be sold, pledged, encumbered or otherwise disposed of or alienated.

        Section 2.8 Debt; Interest Coverage Ratio; Current Ratio; Return on Equity.

                (a) The Companies' consolidated Debt, less amounts outstanding under the Loan and plus any amounts outstanding under any warehouse facility for sixty (60) days or longer plus any amounts outstanding under any arbitrage facility in excess of the fair value of the assets pledged as collateral for such arbitrage facilities, shall not exceed
        1.25 times the amounts outstanding under the Loan at the end of any fiscal year.

                (b) As of March 31, 2004, and at the end of each calendar quarter thereafter, Capri shall not permit the ratio of EBITDA for the four (4) calendar quarters then ended to interest expense for the same four (4) calendar quarters to be less than 1.50 to 1.0. "EBITDA" means, with reference to any period, Net Income for such period plus all amounts deducted in arriving at such Net Income amount in respect of (i) Interest Expense for such period, (ii) federal, state and local income taxes for such period, (iii) depreciation for such period, and (iv) amortization for such period. "Interest Expense" means, with reference to any period, the sum of all interest charges (including interest charges on secured warehouse lines of credit and secured arbitrage lines of credit to the extent such interest charges are not offset by interest income realized from assets pledged as collateral for such secured lines of credit, imputed interest charges with respect to capitalized lease obligations and all amortization of debt discount and expense) and credit enhancement fees including, without limitation, those payable to the Lender, of the Companies and their Affiliates for such period determined in accordance with GAAP.

        "Net Income" means, with reference to any period, the net income (or net loss) of the Companies and their Affiliates for such period as computed on a consolidated basis in accordance with GAAP, and, without limiting the foregoing, after deduction from gross income of all expenses and reserves, including reserves for all taxes on or measured by income, but excluding any extraordinary income as determined in accordance with GAAP and also excluding any taxes on such extraordinary income.

(c)     Capri shall not, at any time,  permit the Current  Ratio to be less than
        1.03 to 1.0. "Current Ratio" means, at any time the same is to be determined, the ratio of current assets of the Companies and their Affiliates (including inventories of mortgages held for sale but not including capitalized servicing rights) to current liabilities of the Companies and their Affiliates, all as determined on a consolidated basis in accordance with GAAP. Temporary increases in amounts outstanding under warehouse lines of credit secured by mortgage loans and the assets pledged as collateral for such warehouse facilities are to be excluded from this computation unless the mortgage loans have been pledged as collateral for longer than sixty (60) days.

(d) For the year ended December 31, 2003, and for each year thereafter, the Companies' consolidated Net Income shall not be less than fifteen (15) percent of the Companies' Book Value plus fifty (50) percent of the excess of the fair value of the Companies' mortgage servicing rights, as determined by a qualified independent appraiser acceptable to the Lender, over the amounts reflected in the Companies' balance sheet for such mortgage servicing rights as of the beginning of such year.

        Section 2.9 Minimum Book Value. The Companies' consolidated Book Value plus fifty (50) percent of the excess of the fair value of the Companies' mortgage servicing rights, as determined by a qualified independent appraiser acceptable to the Lender, over the amounts reflected in the Companies' balance sheet for such mortgage servicing rights, shall be no less than $9,000,000 on December 31, 2003 and thereafter.

        Section 2.10 Employment Agreements. Neither Capri nor CAI shall amend, modify, revise or terminate the Employment Agreements.

        Section 2.11 No Amendment of Organizational Documents. No Company or its Affiliate will amend or modify its Articles of Organization, Certificate of Limited Partnership, Operating Agreement, Limited Partnership Agreement, Articles of Incorporation, By-Laws, Joint Venture Agreement or any similar document (collectively, the "Organizational Documents") in any manner without the prior written approval of the Lender, which approval will not come later than thirty (30) days after receipt of notice by the Lender of an intention to amend the Organizational Documents. Copies of any proposed amendments shall be delivered to the Lender contemporaneous with the notice delivered to the Lender referred to herein.

        Section 2.12 Delivery of Financial Statements and Collateral Reports. Until repayment in full of the Loan, Capri shall deliver to the Lender copies of its annual audited consolidated Financial Statements for each fiscal year, certified by an appropriately qualified certified public accounting (CPA) firm, acceptable to the Lender, and its quarterly unaudited consolidated Financial Statements for each of its first three fiscal quarters of each Fiscal Year, certified by its chief financial officer. Such Financial Statements shall fairly present, in all material respects, the financial condition, results of operations and cash flows of the consolidated Companies in accordance with generally accepted accounting principles. Annual audited financial statements shall be delivered promptly upon becoming available but not later than 90 days after the end of each Fiscal Year, and quarterly unaudited financial statements shall be delivered promptly upon becoming available but not later than 45 days after the end of the fiscal quarter to which they relate. All Financial Statements shall include comparisons to the comparable period of the prior Fiscal Year. Additionally, Capri, on behalf of the Companies, shall deliver to the Lender (a) within 30 days after the end of each calendar month, a report showing the unpaid principal balance of loans closed and loans fully paid during the month, and (b) on a quarterly basis
(i) a report showing mortgage servicing rights held at the beginning of the quarter, those acquired and those disposed of during the quarter, amortization for the quarter and the ending balance and (ii) a collateral report listing the unpaid principal balance of loans, and listing the property and assets pledged as collateral for the Loan and the Credit Enhancement.

        Section 2.13 Annual Compliance Certificates. Along with the Companies' annual audited consolidated Financial Statements, the Companies and Affiliates, through Capri, shall also provide the Lender with:

                (a) a certificate, signed by a chief financial officer of Capri, certifying that (i) the signing officer has conducted or supervised a review of each Company's Affiliates' mortgage origination, mortgage warehousing and mortgage servicing activities for the preceding year and each Company's and Affiliates' obligations under this Agreement and the other documentation for each Loan and Credit Enhancement and (ii) to the best of such officer's knowledge, no default has occurred under such agreements or, the officer shall enumerate the defaults that have occurred and indicate the corrective action taken or to be taken; and

                (b) a letter or letters from one or more firms of independent, nationally recognized certified public accountants stating that such firm has (i) performed applicable tests with respect to the Servicing Rights Portfolio in accordance with the compliance testing procedures as set forth in the then-current version of the guidelines or requirements of any government sponsored entity and (ii) examined such operations in accordance with the requirements of the then-current Uniform Single Audit Program for Mortgage Bankers (or its replacement), and stating the conclusions resulting from such audits (to the extent that the conclusions are applicable).

        Section 2.14 Correspondence and Notices.

                (a) Promptly after receipt thereof, each Company shall deliver to the Lender copies of all correspondence received by it or any of its Affiliates and from any Public Authority or government-sponsored enterprise, which correspondence is material to the renewal, continuing validity, revocation or termination of any License, consent or authorization necessary for the conduct of its business or that of any of its Affiliates in the manner presently conducted or proposed to be conducted or which relates to the Loan or Credit Enhancement.

                (b) Each Company and Affiliate will promptly deliver to the Lender any notice or claim of default received under the Loan, any other loan and any other material agreement.

                (c) Each Company and Affiliate shall promptly notify the Lender of any event or occurrence which constitutes, or with notice or lapse of time or both would constitute, an Event of Default hereunder.

        Section 2.15 Acquisition and Dispositions of Servicing Rights. Prior to acquiring mortgage servicing rights for inclusion in the Servicing Rights Portfolio or disposing of mortgage servicing rights, the Companies and their Affiliates through Capri, shall retain the services of one of the nationally recognized servicing rights valuation consultants listed in Schedule 2.15 hereto or a firm of similar qualifications, for the purposes of valuing the servicing rights proposed to be acquired or disposed of. The results of the consultant's valuation study shall be promptly delivered by Capri, on behalf of the Companies and their Affiliates, to the Lender. The Lender retain the right to retain their own valuation consultants to advise them with respect to the value of mortgage servicing rights proposed to be acquired for inclusion in, or sold from, the Servicing Rights Portfolio and, notwithstanding any valuations, to approve or disapprove any such acquisition or sales. Any costs incurred by the Lender for such valuation shall be paid by Capri. No such acquisition or disposition shall be made without the prior written consent of the consultant designated by the Lender. The acquisition of mortgage servicing rights shall be limited to commercial or multi-family loans.

        Section 2.16 Acquisition and Dispositions of Mortgage Companies. Each Company agrees that any hereafter acquired Subsidiary shall be wholly-owned by said Company. Prior to acquiring any mortgage company, mortgage banking company or related subsidiary (individually or collectively referred to as "Mortgage Company" or "Mortgage Companies") or disposing of same, Capri, on behalf of the Companies, shall retain the services of one of the nationally recognized valuation consultants listed in Schedule 2.16 hereto or a firm of similar qualifications acceptable to the Lender, for the purposes of valuing the Mortgage Company proposed to be acquired or disposed of. Any earnest deposits made by any Company for the acquisition of a mortgage company in excess of Two Hundred Fifty Thousand Dollars ($250,000) shall be accompanied by a written provision that said deposit is fully refundable subject to the approval of the Lender. The results of the consultant's valuation study shall be promptly delivered by Capri to the Lender. The Lender reserve the right to retain their own valuation consultants to advise them with respect to the value of the Mortgage Company proposed to be acquired or sold, and, notwithstanding any valuations, to approve or disapprove any such acquisition or sale. The acquisition of any Mortgage Company shall be limited to a mortgage banking company engaged in the business of Mortgage Banking only. No such acquisition or disposition shall be made without the prior written consent of the Lender or the consultant designated by the Lender.

        Section 2.17 Transactions With Affiliates. No Company shall enter into any material transaction with any of its Affiliates except on terms no less favorable to the Company than could be obtained in an arm's-length transaction with an unaffiliated Person. Capri, CHI and CAI shall disclose all transactions between and any of their Affiliates to the Lender.

        Section  2.18  Additional  Negative   Covenants.   No  Company  nor  its
Affiliates will cause or permit any of the following actions to occur:

                (a) The creation of any new classes of securities of any Company; the increase of the number of partners of Capri; the increase in the number of members of CHI; the increase in the number of shareholders of CAI.

                (b) Restricting the sale of interests in mortgage and land contract pass-through trusts or partnerships by any Company or any Affiliate provided that such interests do not constitute an equity security of any Company or its Subsidiaries.

                (c) The merger of any Company with any other entity (other than with an entity wholly-owned directly or indirectly, by Capri pursuant to the provision of Section 2.16 hereof).

                (d) The sale by any Company of all or substantially all of its assets to any other entity.

                (e) The purchase by any Company of all or substantially all of the assets of any other entity.

                (f) The creation of, or investment in, additional Subsidiaries of any Company which are not directly or indirectly wholly-owned as provided in Section 2.16 hereof.

                (g) The increase of the total cash compensation paid to each of the officers, directors, partners, executive officers or managers of any Company to amounts in excess of amounts paid to persons in similar positions with comparable firms as determined by a nationally recognized industry survey or a report from a recognized compensation consultant. For purposes of this Section, the term "executive officers or managers" shall include the five officers who have the highest degree of management and policy-making authority for Capri, CHI, and CAI.

                (h) Except as provided in Section 1.4 of the Agreement, the payment of any dividend or making of any other distribution of cash or property with respect to outstanding shares of capital stock, partnership interest or membership interests except upstream distributions through CHI to Capri, contributions of working capital from Capri through CHI to subsidiaries as set forth in Section 2.21 hereof. Nothing contained in this Section 2.18(h) shall restrict distributions or payments to the shareholders of CAI relative to Section
        2.21 distributions received by CAI.

                (i) The name change of any Company.

                (j) The transfer of any assets of any Company to a Person without immediately receiving valuable consideration for said transfer outside of the ordinary course of business.

        Section 2.19 Additional Information. From time to time, Capri acting for each Company shall provide the Lender with such documents and certificates as the Lender may reasonably request (in form and substance acceptable to the Lender) to evidence compliance with the criteria for Origination Loans, Servicing Loans and Servicing Rights.

        Section 2.20 Inspection. Capri, acting for the Companies, shall provide the Lender reasonable access to their properties, assets, books and records (and those of their Affiliates) for the purpose of making reasonable inspections, copies and abstracts thereof, during business hours and upon reasonable notice. Capri acting for the Companies shall also permit the Lender to discuss the affairs, finances and accounts of the Companies with each of their respective shareholders, partners, members, directors, officers, employees and independent auditors without restriction, and does hereby authorize, grant permission to and agree to instruct such persons to respond fully and without restriction to the Lender's reasonable inquiries and release such information and documentation as the Lender may reasonably request. The information so obtained may be disclosed by the Lender to their advisors and representatives, but shall not be used for purposes not properly related to this Agreement and shall not otherwise be disclosed by the Lender, their advisors or representatives except as required by law or to enforce the Lender's rights under this Agreement.

        Section 2.21 Payments to Partners of Capri. Distributions of net income shall be made quarterly to the partners of Capri for the purpose of payment of required federal and state income tax estimated payments by the partners of Capri to the extent that such estimated payments are attributable to the taxable income of Capri. The amount of such quarterly distributions shall be estimated based on the taxable income of Capri for the applicable quarterly period and will be paid to the partners no later than forty-five (45) days following the end of each applicable quarter. Additional distributions of net income may be made to the partners of Capri with the consent of the Lender, but total distributions to the partners of Capri in any fiscal year, including quarterly distributions for the purpose of payment of federal and state income tax estimated payments, shall not exceed fifty percent (50%) of the Companies' consolidated net income for such fiscal year. Notwithstanding the foregoing, there shall be no limitation other than the consent of the Lender on distributions of net income once the partners of Capri have retained $7,500,000 of net income in Capri, so long as such amounts are not required in the ongoing and viable operation of the Companies, so long as the Book Value of the Companies is at least S7,500,000 following any distribution and so long as no other provisions of this Agreement or any other agreement are violated by any such distribution. The partners of Capri may also elect at any time to reinvest such distributions back into Capri as partners' capital.

        Section 2.22 Limitation on Salary, Cash and Liability Payments of Partners. Capri shall pay the following limited partners, Daryl J. Carter, Brian
C. Fargo and Quintin E. Primo III, an annual salary limited to amounts provided in the Employment Agreements.

        Section 2.23 Limitation on Capital Expenditures. Each Company and its Affiliates shall limit cash payments incurred for capital expenditures of all types and for all purposes to amounts provided in the approved Semi-Annual Budget Plans (as defined in Section 2.28 below) without the prior written consent of the Lender, except for amounts paid to the Lender by the Borrowers under the Transaction Agreement.

        Section 2.24 Limitation on Loans to Partners and Owners. No Company shall make any loan of any type to any partner, member, shareholder or joint venturer or other person with an ownership interest, other than the loan to CRC contemplated by clause (a)(iv) of Section 2.26 of this Schedule 7.11. However, any advances to any partner of Capri shall be limited to an aggregate amount outstanding of Twenty-Five Thousand Dollars ($25,000). The term "advances" shall be limited to travel, entertainment and food expenses incurred in the ordinary course of business.

        Section 2.25 Cash Operating Expenditures. Cash Operating Expenditures will not exceed, in the aggregate, the amounts set forth in the approved Semi-Annual Budget Plans (as defined in Section 2.28 below).

        Section 2.26 Debt Limitation. During the term of this Agreement, each Company and its Affiliates shall not (a) incur any Debt, except for (i) pre-existing mortgage warehouse facilities, (ii) short-term indebtedness incurred in the ordinary course, such as leases of, and purchase money security interests in, furniture, equipment and trade fixtures, (iii) accounts payable to suppliers and service providers, and (iv) a loan by Capri to CRC of $12 million dollars, utilizing proceeds of the CCA Purchase Advance, to purchase the 49% membership interest in CCA from CAG, or (b) serve as a guarantor for any Person, except pursuant to the Guaranties as defined in the Transaction Agreement.

        Section 2.27 Intentionally Omitted.

        Section 2.28 Reporting Requirements. The Companies and their Affiliates, through Capri, shall provide the Lender with the following reports as well as access to books, records to any data thereof, and auditors

                (a) Monthly production reports in a form and substance acceptable to the Lender.

                (b) Monthly certificates, signed by a partner or the chief financial officer of Capri, certifying that the Companies and their Affiliates are in compliance with all covenants of this Agreement in a form and substance acceptable to the Lender.

                (c) Monthly financial statements signed by the chief financial officer of each Company.

                (d) Annual personal financial statements of each partner of Capri other than Brian C. Fargo, compiled by the same qualified CPA firm described in Section 2.12 hereof.

                (e) Annual business recap, business plan and organizational chart in a form and substance acceptable to the Lender.

                (f) The Companies and their Affiliates, through Capri, shall provide the Lender with semi-annual budget plans for the six-month periods ending June 30 and December 31 of each fiscal year (the "Semi-Annual Budget Plans"). Each such budget plan will he provided to the Lender no later that thirty (30) days prior to the first day of the applicable six-month period. Such budget plans will include separate budget plans for Capri, CAI and each of their Subsidiaries and Affiliates, presented in form and substance acceptable to the Lender and will include, among other things, revenue earned and realized, expenditures incurred and paid, capital expenditures, acquisitions and dispositions of mortgage companies or mortgage servicing rights portfolios, other cash receipts and expenditures, Base Fees and Annual Supplemental Fees, and payments to or on behalf of partners or shareholders. The Lender shall have thirty (30) days following receipt of each Semi-Annual Budget Plan to approve or reject the applicable Semi-Annual Budget Plan by written notice to Capri, provided that if the Lender fails to reject the applicable Semi-Annual Budget Plan within said thirty (30) day period, such Semi-Annual Budget Plan shall be deemed approved. To the extent the Lender rejects a proposed Semi-Annual Budget Plan by written notice to Capri, said Semi-Annual Budget Plan shall not be implemented by Capri, CAI or their Subsidiaries and Affiliates and Capri will submit a revised Semi-Annual Budget Plan for the Lender's approval or rejection within fifteen (15) days following receipt of the Lender's notice of rejection. Any such revised Semi-Annual Budget Plan shall then be subject to the provisions of this paragraph. Capri may periodically revise any Semi-Annual Budget Plan, subject to the prior submission to and written approval of the Lender's Consultant (as defined below).

        Section 2.29 Limitations on CAI. CAI may not (i) receive any disbursements from any other Company, except in connection with acquisitions authorized by the Lender or as provided in Section 2.21 of this Agreement; (ii) increase its number of shareholders, or (iii) transfer, sell or dispose of its interests in any Company.

        Section 2.30 Intentionally Omitted.

        Section 2.31 Intentionally Omitted.

        Section 2.32 Further Assurances. Each Company and its Affiliates shall execute and deliver, or cause to be executed and delivered, to the Lender such documents and agreements, and shall take or cause to be taken such actions, as the Lender may, from time to time, reasonably request to carry out the terms and conditions of this Agreement.

                                   SECTION 3.

                                EVENTS OF DEFAULT
                                -----------------

        Section 3.1 Occurrence of Event of Default. An Event of Default shall exist upon the occurrence of any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                (a) Default by any Company in the performance, or breach, of the covenants set forth in Section 2 of this Schedule 7.11 or of any other covenant or agreement hereunder or in any other agreement between any Company and the Lender and (i) in the case of a default in the payment of any fee or other amounts required to be paid to the Lender hereunder, failure to pay such fee or amount by the fifth day after the due date thereof; and (ii) in the case of a default pursuant to Sections 2.1, 2.2 (other than a default arising from a termination, forfeiture or loss of a License which is not cured within fifteen (15) days of receipt of notice or constructive notice by the Company), 2.3 (except to the extent that such default results in a Material Adverse Change), 2.4, 2.5, 2.6(a) (but not 2.6 (b) or (c)), 2.11, 2.12, 2.13, 2.14, 2.17, 2.19, 2.20, 2.22, 2.23, 2.24,
        2.25, 2.26, 2.27 and 2.28 of this Schedule 7.11, continuance of such default or breach for a period of 30 days; or

                (b) Any Event of Default under any indenture or related documents which is not cured within the period specified therein for curing defaults; or

                (c) Any misstatement of a material fact contained in any agreement between the Lender and any Company, or in any certificate delivered to the Lender in connection therewith, or such agreement or certificate omits to state a material fact necessary to make the statements contained therein not misleading; or

                (d) Any Company or its Affiliates becomes insolvent, is unable to pay its debts as they become due in the ordinary course, makes an assignment for the benefit of creditors, files a voluntary petition under the United States Bankruptcy Code or any other insolvency or moratorium statute, or there is filed against any Company or Affiliate an involuntary petition under any such statute which is not dismissed after 60 days after filing; or

                (e) Any Material Adverse Change occurs with respect to any Company; or

                (f) Any material default in the performance by any Company of mortgage servicing functions with respect to any servicing rights or otherwise; provided, however, that if such default is attributable to the default in performance by any subservicer, an Event of Default shall not exist hereunder unless the Companies fail, within ten days after the Companies learn or should have learned of such default, to have such default cured, by the retention of an alternate subservicer or otherwise; or

                (g) Any of the following occur:

                        (a) The acceleration of any indebtedness of any Company
                individually or in the aggregate totaling $100,000 or more, prior to its maturity;

                        (b) The occurrence of any material default by any
                Company under any other material agreement to which it is a party or by which it is bound;

                        (c) The entry against any Company of any judgment in an
                amount in excess of $100,000 which is unbonded, unstayed or unsatisfied following forty-five (45) days from the date of judgment; or

                        (d) The incurrence by any Company of any liability
                individually or in the aggregate totaling $100,000 or more under any statute regulating the discharge of emissions into the environment or the storage, handling or disposal of toxic or hazardous substances, or under any provision of ERISA.

                                   SECTION 4.

                                 INDEMNIFICATION
                                 ---------------

        Section 4.1 Indemnity. Capri, CHI and CAI jointly and severally agree to indemnify and hold the Lender and their respective officers, trustees, members and agents (collectively, the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Indemnitees, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by any Person, whether threatened or initiated, asserting any claim for legal or equitable remedy against any Person in any way arising from or in connection with the negotiation, preparation, execution, delivery, enforcement, performance and administration of this Agreement or any other document executed in connection herewith or contemplated hereby, including but not limited to Credit Facilities and Credit Enhancements and all documents related thereto and performance thereunder, provided that no Company shall have any obligation hereunder with respect to liabilities arising (a) from or in connection with any financial information concerning the Lender provided by the Lender to any Person, or (b) from the gross negligence or willful misconduct of any Indemnitee seeking such indemnification as determined by a court of competent jurisdiction in a final judgment against the Lender (as to which all appeals or the time of appeal has expired). To the extent that the indemnity set forth in this Section may be unenforceable because it is violative of any law or public policy, each Company shall pay the maximum portion which it is permitted to pay under applicable law. Any Indemnitee will promptly notify the Companies of the commencement of any legal proceeding which may give rise to any indemnified liability under the foregoing indemnity and shall permit the Companies (or any of them) to assume and direct the defense of such Indemnitee in any such proceeding; no Company will have any obligation to pay or reimburse the fees or expenses of any counsel or experts, separately retained by the Indemnitee in connection with the defense of such proceeding, which are incurred or arise after such assumption, except if the Lender determine that any Company has a position adverse or potentially adverse to the Lender or the Indemnitee. If at least one of the Companies fails to assume promptly the defense of the action, the Lender or the Indemnitee may do so, at the Companies' sole cost and expense. No Indemnitee shall settle or compromise any claim against such Indemnitee for which indemnification hereunder is sought without the written approval of the Companies, and no Company shall settle or compromise any claim against any Indemnitee or itself without the complete release of the Lender and all Indemnitees and the prior written consent of the Lender. The foregoing indemnity shall survive the termination of this Agreement.

                                   SCHEDULE A
                           SERVICING RIGHTS PORTFOLIO

------------------------- ---------------- ------------------ ---------------- ------------------
                                              CCF Unpaid                          CCA Unpaid
Investor Name/Type         No. of Loans    Principal 6/30/04   No. of Loans    Principal 6/30/04
------------------------- ---------------- ------------------ ---------------- ------------------
Fannie Mae Prior Approval               3          6,931,305
------------------------- ---------------- ------------------ ---------------- ------------------
Fannie Mae DUS Cash                    73        682,613,862
------------------------- ---------------- ------------------ ---------------- ------------------
Fannie Mae DUS MBS                    274      2,774,975,162
------------------------- ---------------- ------------------ ---------------- ------------------
Fannie Mae Bond                        97      1,137,134,016
------------------------- ---------------- ------------------ ---------------- ------------------
Fannie Mae Forwards                     6         54,860,000
------------------------- ---------------- ------------------ ---------------- ------------------
Fannie Mae Senior Housing               8         64,424,686
------------------------- ---------------- ------------------ ---------------- ------------------
Fannie Mae Aggregation                  2         17,146,511
------------------------- ---------------- ------------------ ---------------- ------------------
FHLMC                                  75        394,020,956
------------------------- ---------------- ------------------ ---------------- ------------------
RFC Forwards                            3          8,713,000
------------------------- ---------------- ------------------ ---------------- ------------------
Sub Servicing BANK ONE                 21          2,182,526
------------------------- ---------------- ------------------ ---------------- ------------------
Private Label BANK ONE                 46         60,886,552
------------------------- ---------------- ------------------ ---------------- ------------------
HUD Fully Insured                                                          22        124,191,431
------------------------- ---------------- ------------------ ---------------- ------------------
HUD Co-insurance                                                            2          9,350,583
------------------------- ---------------- ------------------ ---------------- ------------------
Totals                                608     $5,203,889,109               24       $133,542,014
------------------------- ---------------- ------------------ ---------------- ------------------
Grand Totals                          632     $5,337,430,515
------------------------- ---------------- ------------------ ---------------- ------------------


                                  SCHEDULE 1.1
                         ORGANIZATION AND QUALIFICATION

1) Capri Capital Limited Partnership, a Delaware limited partnership, qualified in the following jurisdictions:

            o    California

            o    Illinois

            o    Washington

2)      Capri Acquisition, Inc., an Illinois corporation, no qualifications.

3)      CPC Realty Advisors, Inc., an Illinois corporation, no qualifications.

4)      Capri  Holdings,   LLC,  an  Illinois  limited  liability  company,   no
        qualifications.

5) Capri Capital Management, LLC, an Illinois limited liability company, qualified in the following jurisdictions:

            o    California

6) Capri Capital Finance, LLC, a Delaware limited liability company, qualified in the following jurisdictions:

            o    Alabama

            o    California

            o    Florida

            o    Illinois

            o    Kentucky

            o    Maryland

            o    Massachusetts

            o    New Jersey

            o    Ohio

            o    Pennsylvania

            o    Virginia

7) Capri Capital Associates, LLC, a Delaware limited liability company, qualified in the following jurisdictions:

            o    California

            o    Illinois

            o    Massachusetts

            o    Virginia

8) Capri Realty Capital, LLC, a Delaware limited liability company, no qualifications.

(9) Capri Capital Advisors, LLC, a Delaware limited liability company, qualified in the following jurisdictions:

            o    Illinois

            o    Texas

(10)    Capri  Franklin  Park,  LLC,  a  Delaware  limited  liability   company,
        qualified in the following jurisdictions:

            o    Michigan


                                  SCHEDULE 1.2
                           SUBSIDIARIES AND AFFILIATES

-------- ------------------------------------------ ---------------------------------------------
-------- ------------------------------------------ ---------------------------------------------
  1.        Subsidiaries
-------- ------------------------------------------ ---------------------------------------------
            Capri Capital Advisors LLC               Capri Capital Limited  Partnership is a 51%
                                                         Member of Capri Capital Advisors LLC
-------- ------------------------------------------ ---------------------------------------------
            Capri Capital Management, LLC            Wholly-owned  Subsidiary  of Capri  Capital
                                                         Limited Partnership

-------- ------------------------------------------ ---------------------------------------------
            Capri Holdings, LLC                      Wholly-owned  Subsidiary  of Capri  Capital
                                                         Limited Partnership

-------- ------------------------------------------ ---------------------------------------------
            Capri Capital Finance, LLC               Wholly-owned  Subsidiary of Capri Holdings,
                                                         LLC

-------- ------------------------------------------ ---------------------------------------------
            Capri Capital Associates, LLC            Wholly-owned  Subsidiary of Capri Holdings,
                                                         LLC

-------- ------------------------------------------ ---------------------------------------------
            Capri Franklin Park, LLC                 Wholly-owned  Subsidiary of Capri Holdings,
                                                         LLC
-------- ------------------------------------------ ---------------------------------------------
  2.        Affiliates
-------- ------------------------------------------ ---------------------------------------------
            A. Other Entities

            Capri Realty Capital, LLC                A   recently  formed  entity  which will be
                                                         the future 89% Limited Partner of Capri
                                                         Capital Limited Partnership
            Capri Acquisition, Inc.                  10%  Limited   Partner  of  Capri   Capital
                                                         Limited Partnership
            CPC Realty Advisors, Inc.                1%  General   Partner   of  Capri   Capital
                                                         Limited Partnership
            Capri Urban Capital I, LLC               Capri  Capital  Limited  Partnership  is  a
                                                         2.5% Member of Capri  Urban  Capital I,
            Capital Associates Institutional             LLC
                 Fund, L.P.                          Capri   Capital   Advisors  LLC  is  a  .5%
                                                         General  Partner of Capital  Associates
            Public Pension Fund II                       Institutional Fund, L.P.
                                                     Capri   Capital   Advisors  LLC  is  a  .5%
            Capital Associates Apartment Fund, L.P.  General  Partner of Public Pension Fund
                                                         II
                                                     Capri   Capital   Advisors  LLC  is  a  .5%
            Capri Capital Advisors Apartment Fund        General  Partner of Capital  Associates
              III, L.P.                                  Apartment Fund, L.P.
                                                     Capri   Capital   Advisors  LLC  is  a  .5%
            Capri Select Income, LLC                     General   Partner   of  Capri   Capital
                                                         Advisors Apartment Fund III, L.P.
                                                      Capri  Capital  Advisors  LLC  is a  2.61%
                                                         Member of Capri Select Income, LLC
-------- ------------------------------------------ ---------------------------------------------
            B.  Shareholders of 10% or more of CPC Realty Advisors, Inc. and Capri Acquisition,
                Inc. Common Stock:
-------- ----------------------------------------------------------------------------------------
            Daryl J. Carter         45.0%
            Quintin E. Primo III    45.0%
            Brian C. Fargo          10.0%
                                  -------
                                  100.00%
-------- ------------------------------------------ ---------------------------------------------



-------- ----------------------------------------------------------------------------------------
            C. Directors and Managers and Executive Officers of Subsidiaries:

            Capri Capital Limited Partnership managing general partner is as follows:
-------- ------------------------------------------ ---------------------------------------------
            Officer                                  Title
            -------                                  -----
            CPC Realty Advisors, Inc.                Managing General Partner
-------- ------------------------------------------ ---------------------------------------------
            Daryl J. Carter                          Co-Chairman, President
            Quintin E. Primo III                     Co-Chairman, Secretary
            Brian C. Fargo                           Vice Chairman, Treasurer, Assistant
                                                     Secretary
-------- ------------------------------------------ ---------------------------------------------
            Daryl J. Carter                          Director
            Quintin E. Primo III                     Director
            Brian C. Fargo                           Director
-------- ----------------------------------------------------------------------------------------
            Capri Capital  Management,  LLC's sole member is Capri Capital  Limited  Partnership whose managing  general  partner is CPC Realty  Advisors,  Inc.  whose officers  manage
         Capri Capital Management, LLC (See CPC Realty Advisors, Inc. officers above)

            Capri Holdings,  LLC sole member is Capri Capital Limited Partnership whose managing general partner is CPC Realty Advisors,  Inc. whose officers manage Capri Holdings, LLC
         (See CPC Realty Advisors, Inc. officers above)

            Capri Capital Finance, LLC Officers are as follows:
-------- ----------------------------------------------------------------------------------------
            Daryl J. Carter                          Co-Chairman
            Quintin E. Primo III                     Co-Chairman
            Brian C. Fargo                           Vice-Chairman,   Chief  Financial  Officer,
                                                         Assistant   Treasurer   and   Assistant
            Robert L. Moore, Jr.                         Secretary
            Donald J. Meyer                          Vice Chairman and Chief Executive Officer
            Mark Duggal                              President, Chief Lending Officer
                                                     Executive Vice  President,  Chief Financial
            Andy Mackay                                  and Administrative Officer
            Sharon Dottin                            Executive Vice President
            John Worden                              Executive   Vice  President  and  Corporate
            Mary Ann Jones                               Controller
                                                     Senior Vice President
                                                     Senior Vice President
-------- ------------------------------------------ ---------------------------------------------
            Capri Capital Finance, LLC Managers are as follows:
-------- ------------------------------------------ ---------------------------------------------
            Daryl J. Carter                          Manager
            Quintin E. Primo III                     Manager
            Brian C. Fargo                           Manager
            Robert L. Moore, Jr.                     Manager
-------- ------------------------------------------ ---------------------------------------------



-------- ----------------------------------------------------------------------------------------
            Capri Capital Associates, LLC Officers are as follows:
-------- ----------------------------------------------------------------------------------------
            Daryl J. Carter                          Co-Chairman
            Quintin E. Primo III                     Co-Chairman
            Brian C. Fargo                           Vice-Chairman,   Chief  Financial  Officer,
                                                         Assistant   Treasurer   and   Assistant
            Robert L. Moore, Jr.                         Secretary
            Donald J. Meyer                          Vice Chairman and Chief Executive Officer
            Mark Duggal                              President, Chief Lending Officer
                                                     Executive Vice  President,  Chief Financial
            Andy Mackay                                  and Administrative Officer
            Sharon Dottin                            Executive Vice President
            John Worden                              Executive   Vice  President  and  Corporate
            Mary Ann Jones                               Controller
                                                     Senior Vice President
                                                     Senior Vice President
-------- ------------------------------------------ ---------------------------------------------
            Capri Capital Associates, LLC Managers are as follows:
-------- ------------------------------------------ ---------------------------------------------
            Daryl J. Carter                          Manager
            Quintin E. Primo III                     Manager
            Robert L. Moore, Jr.                     Manager
            Brian C. Fargo                           Manager
-------- ------------------------------------------ ---------------------------------------------
            Capri Franklin Park, LLC Officers are as follows:
-------- ----------------------------------------------------------------------------------------
            Quintin E. Primo III                     Co-Chairman and Treasurer
            Daryl J. Carter                          Co-Chairman and Secretary
            Brian C. Fargo                           Vice  Chairman,  Chief  Financial  Officer,
                                                         Assistant   Treasurer   and   Assistant
            Donald J. Meyer                              Secretary
            Mark Duggal                              President
                                                     Executive    Vice   President   and   Chief
            John Worden                                  Administrative Officer
                                                     Senior Vice President
-------- ----------------------------------------------------------------------------------------
           Capri Capital Advisors LLC Officers are as follows:
-------- ----------------------------------------------------------------------------------------
            Terry A. McKay                           Co-Chairman
            Thomas B. Rosenberg                      Co-Chairman
            Quintin E. Primo III                     Chief Executive Officer
            Daryl J. Carter                          Chief Investment Officer
            Brian C. Fargo                           Chief Operating Officer
-------- ------------------------------------------ ---------------------------------------------
          Capri Capital Advisors LLC Managers are as follows:
-------- ----------------------------------------------------------------------------------------
            Terry A. McKay                           Manager
            Thomas B. Rosenberg                      Manager
            Quintin E. Primo III                     Manager
            Daryl J. Carter                          Manager
            Brian C. Fargo                           Manager
-------- ------------------------------------------ ---------------------------------------------


                                          SCHEDULE 1.4
                    OPTIONS, WARRANTS, OR RIGHTS TO ACQUIRE EQUITY INTERESTS

                                              NONE

                                          SCHEDULE 1.7
                               REAL PROPERTY; LEASES AND SUBLEASES

I.      Real Property Owned

        The Lexington of Southfield aka Franklin Park Towers consisting of six 7- and 8-story brick faced mid-rise apartment buildings containing 1,135 units in Southfield, Michigan.

II.     Real Property Leased


----------------------------------- ------------------------- ---------------- ------------------
              Lessor                      Description              Terms       Monthly Payments
----------------------------------- ------------------------- ---------------- ------------------
 Park Place Investors III, LLC -     Arlington Office Lease      09/30/08             49,078.81
     Lerner Management Corp.
----------------------------------- ------------------------- ---------------- ------------------
Sublease to Franchise Information       Arlington Office         02/28/07              5,118.33
          Services Inc.
----------------------------------- ------------------------- ---------------- ------------------
 SRI Michigan Avenue Venture, LLC     Chicago Office Lease       12/31/09             29,562.00
----------------------------------- ------------------------- ---------------- ------------------
 Property California SCJW1 Corp.      Walnut Creek Office        08/31/04              9,776.99
                                      Lease
----------------------------------- ------------------------- ---------------- ------------------
  Equity Office Properties Trust      Irvine Office Lease        10/31/06             21,283.70
----------------------------------- ------------------------- ---------------- ------------------
     Harmonie Studios Limited         Detroit Office Lease       07/31/04              2,835.00
           Partnership
----------------------------------- ------------------------- ---------------- ------------------
         Dittmar Company               Corp. Apartment -         03/31/05              1,314.00
                                    Arlington
----------------------------------- ------------------------- ---------------- ------------------
           Roger Jones              Corp. Apartment - Irvine      Monthly              2,842.00
----------------------------------- ------------------------- ---------------- ------------------
       Quintin E. Primo III            Corp. Apartment -          Monthly                423.37
                                     Chicago
----------------------------------- ------------------------- ---------------- ------------------
   Sandz Real Estate Co., Inc.       Capri Capital Advisors      02/28/05             15,476.24
                                    LLC Chicago Office Lease
----------------------------------- ------------------------- ---------------- ------------------


III.    Office Equipment Leases

----------------- ------------------------ --------------------- ---------- --------- -----------
                                                                 Lease                Monthly
    Location              Lessor                Description      Inception   Terms     Payments
----------------- ------------------------ --------------------- ---------- --------- -----------
    Chicago        Fleet Capital Leasing    Konica Model 8031    10/05/03   36             757.23
                                                                            Months
----------------- ------------------------ --------------------- ---------- --------- -----------
    Chicago             GE Capital          Toshiba 310           7/19/04   60           1,280.00
                                            Ricoh 2045                      Months
----------------- ------------------------ --------------------- ---------- --------- -----------
     Irvine             IOS Capital         Canon IR6000         11/05/01   36             635.73
                                                                            Months
----------------- ------------------------ --------------------- ---------- --------- -----------
     Irvine            Filter Fresh         Keurig (Coffee                  Monthly        120.00
                                            Maker)
----------------- ------------------------ --------------------- ---------- --------- -----------
     Irvine         Pitney Bowes Credit     Postage Meter                   Quarterly      186.41
                           Corp.
----------------- ------------------------ --------------------- ---------- --------- -----------
  Walnut Creek             Xerox            5855CAF Copier                  12             531.63
                                                                            Months
----------------- ------------------------ --------------------- ---------- --------- -----------
  Walnut Creek      Pitney Bowes Credit     Postage Meter                   Quarterly      186.41
                           Corp.
----------------- ------------------------ --------------------- ---------- --------- -----------
   Arlington      Citicorp Vendor Finance   Canon IR-8500N       10/15/03   36           2,413.95
                                            Canon IR-6000N                  Months
                                            Canon IR-5000N
                                            Canon IR-3300N
----------------- ------------------------ --------------------- ---------- --------- -----------




IV.     Automobile Leases

NONE

1. Capri Capital Advisors LLC ("Advisors") and Capri Capital Limited Partnership ("CCLP") have been advised by the United States Department of Labor ("DOL") that DOL is conducting an investigation of the Detroit Carpenters Union Pension Trust Fund ("Carpenters Fund"). In connection therewith, DOL has issued to Advisors and CCLP a subpoena requiring them to deliver to DOL, or allow DOL to examine, their records relating to an engagement of a few years ago under which Carpenters Fund engaged CCLP to provide it with certain asset management or advisory services relating to a hotel property in Florida in which Carpenters Fund had invested or was about to invest. In connection with that DOL investigation, DOL has also submitted to Advisors and CCLP, and asked them to sign, a form of tolling agreement tolling the statute of limitations with respect to possible claims relating to that Carpenters Fund investment. Advisors and CCLP are negotiating with DOL the text of that tolling agreement. Carpenters Fund has also asked Advisors and CCLP to execute a similar tolling agreement with Carpenters Fund, and Advisors and CCLP are considering that request.

2. Carpenters Fund was sued several years ago by certain persons (collectively, the "Founders") who had made certain investments or otherwise expended certain funds in connection with a real estate development project in Michigan ("Forest Dunes") to which Carpenters Fund had lent money and which Carpenters Fund ultimately took over from the developers (who were Carpenters Fund's borrowers). For a period of time, CCLP acted as asset manager or advisor to Carpenters Fund in connection with that asset. The Founders and Carpenters Fund have apparently entered into a settlement of the Founders claims against Carpenters Fund, and Carpenters Fund has now, very recently, joined CCLP as a third party defendant in the lawsuit and is seeking from CCLP payment of or reimbursement for some or all of the amounts that Carpenters Fund has agreed to pay to or for the benefit of the Founders under that settlement agreement. CCLP has tendered the matter to its insurance carrier and is being defended in the matter by attorneys selected by the carrier.

                                  SCHEDULE 1.12
                                  -------------



                                  BENEFIT PLANS
                                  -------------

ELIGIBILITY

o Eligible first of the month coinciding with date of hire.

        CONTRIBUTIONS

o 100% maximum of eligible compensation can be deducted (subject to statutory maximum) from the employee's paycheck on a pretax basis. Employer contributions are discretionary.

ROLLOVERS

o Rollovers from another tax-qualified plan may be accepted.

        INVESTMENT OPTIONS

o Capri employees have currently thirty (30) investment options through Great West Life Insurance.

VESTING

o Employee is 100% vested in pretax contributions, as well as any amounts that are rolled over to the Plan.

o Employee is eligible for any matching contributions after one year of service. Employee is 100% vested in matching contributions as made and in profit sharing contributions after three years of service.

LOANS

o Employee may borrow against their Plan account balance. No more than two loans can be outstanding at a time. A loan can be repaid by payroll deduction over a five-year period. Loans for a principal residence may be paid back over as many as 20 years, but not beyond your normal retirement age.

        WITHDRAWALS

o Employee can withdraw from their fund based on extreme financial hardship and certain conditions. There may be adverse tax consequences, including a 10% tax penalty. Taking a financial hardship withdrawal will suspend the employee from contributing to his/her plan for six (6) months.

DISTRIBUTIONS

o Employee may receive distribution of their account due to separation from service based on retirement, death or termination of employment. Employee may receive an in-service distribution upon the attainment of age 59 and 1/2 provided the participant is 100% vested. Also, a distribution can be directly rolled over from the Plan to an IRA or another employer's tax-qualified plan that accepts rollovers.

                                  SCHEDULE 1.13
                                      TAXES

                                      NONE

                                  SCHEDULE 1.14
                                    LICENSING

Capri Capital Limited Partnership has the following approvals and licenses:

                      SEC Registered Advisor

Capri Capital Management, LLC has the following approvals and licenses:

                      SEC Registered Advisor

Capri Select Income, LLC has the following approvals and licenses:

                      NONE

Capri Holdings, LLC has the following approvals and licenses:

                      NONE

Capri Capital Finance, LLC has the following approvals and licenses:

                      Fannie Mae                   Seller Servicer
                      FHLMC                        Seller Servicer
                      California Finance Lender's License

Capri Capital Associates, LLC has the following approvals and licenses:

                      HUD                          Seller Servicer
                      Ginnie Mae                   Issuer of mortgage backed
                                                   securities
                      California Finance Lender's License

Capri Acquisition, Inc. has the following approvals and licenses:

                      NONE

CPC Realty Advisors, Inc. has the following approval and licenses:

                      NONE

Capri Urban Capital I, LLC has the following approvals and licenses:

                      California Finance Lender's License

Capri Franklin Park, LLC has the following approvals and licenses:

                      NONE

Capri Capital Advisors LLC has the following approvals and licenses:

                      SEC Registered Advisor